UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus.

Semi-Annual Report

June 30, 2012

SMALL CAP FUND

SMALL-MID CAP FUND

LARGE CAP FUND

SELECT FUND

LONG-SHORT FUND

RESEARCH OPPORTUNITIES FUND

FINANCIAL LONG-SHORT FUND

STRATEGIC INCOME FUND

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

CAUTIONARY STATEMENT

At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or visit Diamond Hill’s website www.diamond-hill.com.

2012 Semi-Annual Report

Letter to Shareholders

Dear fellow shareholder:

We are pleased to provide this 2012 mid-year update for the Diamond Hill Funds. Since our firm’s inception, we have been very consistent in our long-term investment horizon. We use rolling five-year periods in quarterly increments to estimate the intrinsic value of securities, as well as to measure the results of our portfolio managers. Our long-term investment horizon generally results in lower turnover rates for our strategies and allows us to be disciplined in our assessment of intrinsic value, looking beyond the short-term market moves that are often emotion-based. We believe that our intrinsic value investment philosophy, absolute return focus and lack of benchmark sensitivity add the most value for investors in our strategies over time.

2012 Year-to-Date Market Review

U.S. equity markets rose during the first six months of 2012 with the Russell 1000 and Russell 2000 Indexes increasing 9.38% and 8.53%, respectively. Most of the year-to-date gains were achieved in the first quarter as investors left the safety of high-quality, low-yielding government debt and moved toward lower-quality, high-yield corporate bonds and equity securities. Small cap equity securities, generally considered to be riskier than large cap equity securities, enjoyed their best quarterly return since 2006. Greece completed its debt restructuring during the first quarter of 2012 and the U.S. economy showed continued signs of life, especially on the jobs front. With investors less concerned with macro-economic news, stocks were driven more by underlying company fundamentals. This focus on fundamentals was reflected to some degree in the sharp decline in equity market volatility.

U.S. markets reversed course in the second quarter of 2012, and volatility increased once again with the Dow Jones Industrial Average posting triple digit price moves on 22 trading days, compared to six trading days during the first quarter. In contrast to the first quarter, macro news dominated the market during the second quarter including worries about the European debt crisis and slowing economic growth. China’s economy, a significant contributor to global economic activity, showed signs of slowing as its prime export markets struggled to grow. Investors also began to focus on uncertainties surrounding the U.S. presidential election in November and the year-end expiration of tax cuts that could result in higher capital gains and dividend tax rates. Healthy corporate profits provided some support for stocks as S&P 500 companies exceeded analysts’ reduced first quarter earnings expectations and margins reached record highs.

Economic and Sector Results

During the first quarter of 2012, the U.S. economy showed continued signs of improvement, although some believe the unseasonably warm winter in much of the U.S. gave an artificial lift to economic indicators, boosting construction activity and consumer spending. In contrast, U.S. economic reports during the second quarter of 2012 showed signs of weakness, feeding concerns about a general economic slowdown. In a statement released on June 20, 2012, the Federal Open Market Committee (FOMC) downgraded its views on the economy suggesting an outlook for slower economic growth and a more pessimistic view of the labor market. In addition, the FOMC statement indicated that Federal Reserve officials see “significant downside risks” due to strains in global financial markets. The expectation is for the Federal Reserve to maintain interest rates at exceptionally low levels through 2014; however, the marginal impact of accommodative monetary policies on the economy may be diminishing.

Year-to-date, the technology, financials and consumer discretionary sectors were the best performing sectors despite a clear shift toward more defensive-oriented sectors during the second quarter. The energy sector was the only sector posting negative returns year-to-date primarily reflecting falling commodity prices. Lower oil prices reflected concerns regarding a global economic slowdown as well as an increase in North American crude oil production, while lower natural gas price reflected higher inventories after the abnormally warm winter.

Market Outlook

Our long-term economic view has not changed meaningfully. U.S. and European economies continue to diverge along with the level of fiscal and monetary stimulus. In the U.S., employment and housing appear to be stabilizing, while Europe looks to be in a recessionary environment as its peripheral countries struggle with both soaring debt costs and

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 1

fiscal restraint. Consumer discretionary spending is benefitting from various government initiatives, offsetting the effects of stubbornly high unemployment rates and long-term household deleveraging. We continue to believe that the U.S. economy will be challenged for many years by financial deleveraging and the ultimate withdrawal of fiscal and monetary stimulus. From current levels, our expectation continues to be for modestly below average equity market returns over the next five years.

It is possible that U.S. markets will continue to respond negatively to uncertainty through the November presidential elections and perhaps through the end of the year. If so, we could see continued volatility as markets move in lock step with the headline news of the day. Regardless, our investment process will not change. While stock market prices may experience extreme fluctuations on a given day, intrinsic value is far less volatile. In the short term, market prices are driven as much by emotion as economic fundamentals. Because a company’s stock market price tends to converge with its intrinsic value over sufficiently long periods of time (five years or longer), we believe the economic performance of the business and the price paid will determine the investment return, rather than short-term emotion.

In estimating intrinsic value, we strive to consider all relevant factors that might impact the discounted value of a company’s future cash flows. We will invest when we believe that we can make informed estimates and judgments about those cash flows and when our estimate of intrinsic value provides a margin of safety relative to the current market price. We believe security selection through the independent valuation of businesses and the discipline to only purchase (short) securities selling at a discount (premium) to our estimate of intrinsic value are the keys to a successful long-term track record.

Reflecting our outlook and current market valuations, our portfolios generally tend to be focused on companies with consistent, predictable cash flows. We continue to emphasize higher quality companies with strong balance sheets, quality management, and competitive positioning within the industry. With profit margins at or near their highs, we are focused on companies that we believe can sustain, or at least minimize deterioration in, profit margins. Our positioning toward higher quality securities helped relative results in the second quarter but hurt year-to-date relative returns with most strategies lagging their respective benchmarks.

Chris Bingaman, CFA	Chris Welch, CFA

Portfolio Manager,	Portfolio Manager,
Co-Chief Investment Officer	Co-Chief Investment Officer

The views expressed are those of the portfolio managers as of June 30, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The Russell 2000 index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. Both the Russell 1000 and Russell 2000 Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

Past performance does not guarantee future results.

Investors should consider the investment objectives, risks, and charges and expenses of the Diamond Hill Funds carefully before investing. This and other information about the Funds is in the prospectus, which can be obtained at www.diamond-hill.com. Read the prospectus carefully before you invest. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Investors may obtain a copy of the current prospectus at 888-226-5595 or www.diamond-hill.com. Like all mutual funds, Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Page 2	Diamond Hill Funds Semi-Annual Report June 30, 2012

Mission Statement, Pledge and Fundamental Principles

Mission	The mission of Diamond Hill is to serve our clients through a disciplined intrinsic value-based approach to investing, while maintaining a long-term perspective, and aligning our interests with those of our clients.

To successfully pursue our mission, we are:

COMMITTED to the Graham-Buffett investment philosophy, with goals to outperform benchmarks and our peers over 5-year rolling periods and achieve absolute returns sufficient for the risk of the asset class.

DRIVEN by our conviction to create lasting value for clients and shareholders.

MOTIVATED through our ownership of Diamond Hill funds and company stock.

Investment Philosophy	At Diamond Hill, the investment philosophy, which is rooted in the teachings of Benjamin Graham and the methods of Warren Buffett, drives the investment process — not the opposite.

Most simply, we invest in a company when its market price is at a discount to our appraisal of the intrinsic value of the business (or at a premium for short positions).

There are four guiding principles to our investment philosophy:

¿	Treat every investment as a partial ownership interest in that company

¿	Always invest with a margin of safety to ensure the protection of capital, as well as return on capital

¿	Possess a long-term investment temperament

¿	Recognize that market price and intrinsic value tend to converge over a reasonable period of time

“Investment is most intelligent when it is most businesslike.”

— BENJAMIN GRAHAM

Pledge	Consistent with our mission & investment philosophy, we pledge the following to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value (above intrinsic value for short positions) and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 3

“Invest With Us” means we will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest and are collectively one of the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which prohibits the purchase of any individual security that is eligible for purchase in one of Diamond Hill’s portfolios. The Code of Ethics also prohibits the purchase of third-party mutual funds that primarily invest in U.S. equity securities. Investment in the Diamond Hill mutual funds is encouraged, and third-party mutual funds can only be purchased in strategies not managed by Diamond Hill.

Our fundamental equity principles	Valuation

Every share of stock has an intrinsic value that is independent of its current stock market price.

At any point in time, the stock market price may be higher or lower than intrinsic value.

Over short periods of time, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

Over sufficiently long periods of time, five years or longer, the stock market price tends to converge with intrinsic value.

Intrinsic Value Estimate

We believe that we can determine a reasonable approximation of intrinsic value in some cases.

Intrinsic value can be determined if we have a reasonable basis for projecting the future cash flows of a business and use an appropriate discount rate.

A five-year discounted cash flow analysis is the primary methodology used to determine whether there is a discrepancy between the current market price and our estimate of intrinsic value.

In order to forecast the amount and timing of cash flows, we concentrate on the fundamental economic drivers of the business and the management. This might encompass the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other factors.

The Diamond Hill investment process continually compares market price to our estimate of intrinsic value, which is updated over time as new information is available.

Suitable Investments

We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

We concentrate our investments in businesses whose per share intrinsic value is likely to increase. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

Risk & Return

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the increase in per share intrinsic value. For short positions, an increasing intrinsic value may shorten the holding period.

We define risk as the permanent loss of capital rather than price volatility. We manage risk by investing in companies selling at a discount (premium for short positions) to our estimate of intrinsic value, with a full understanding of the fundamental drivers of intrinsic value. In addition, we carefully consider business risks that could impact our estimate of intrinsic value.

Page 4	Diamond Hill Funds Semi-Annual Report June 30, 2012

Our fundamental fixed income principles	Business Analysis

We leverage the industry analysis conducted by our research team to identify attractive corporate bonds and other senior corporate securities. Our business analysis focuses on the fundamental economic drivers of the business.

We evaluate the quality of a firm’s management and their treatment of bondholders and stockholders. Managements that focus on growth without regard to return on invested capital or long-term cost of capital are more likely to destroy value for bondholders and stockholders. In contrast, managements that understand the competitive dynamics of their business and prudent capital allocation often produce value for both bondholders and stockholders.

We seek to invest in corporate bonds of companies with improving competitive positions and return on invested capital.
Valuation
We focus on the intrinsic value of the business in relation to the amount of debt in the capital structure. We also evaluate the sources and uses of cash for the business including capital expenditures, working capital, interest charges and the maturity schedule of loans and bonds.

The liquidity and expected volatility of a corporate bond are also important factors in valuation. Because of our long-term time horizon, we will invest in less liquid or more volatile securities; however, we require a higher yield as compensation.
Suitable Investments

Our core competency is the evaluation of credit risk rather than interest rate risk so we typically favor lower duration, shorter maturity corporate bonds. We focus almost entirely on the secondary market for corporate bonds rather than the primary (new issue) market.

We primarily invest in investment grade and below-investment grade (high yield) corporate bonds, including a significant allocation to defensive high yield corporate bonds (due to low duration and higher credit quality).

Risk & Return

Our objectives are to generate an attractive cash distribution in excess of the current rate of inflation and an attractive total return while minimizing the risk of a permanent loss of capital over a five-year time horizon.

We expect to achieve our return objective by investing in corporate bonds when we believe the market price discounts a greater risk of default or a greater loss upon default than is warranted. An additional source of return exists when the market price provides attractive compensation for short-term illiquidity or volatility, both of which are of less concern to a long-term investor.

Our definition of risk is a permanent loss of capital. We seek to avoid a permanent loss of capital and to earn a sufficient return on capital to grow our purchasing power.

We focus on credit risk, interest rate risk, liquidity risk, call and prepayment risk, reinvestment risk and other risks when evaluating corporate bonds.

“You simply have to behave according to what is rational than according to what is fashionable.”

— WARREN BUFFETT

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 5

Diamond Hill Small Cap Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 87.5%
Consumer Discretionary — 12.2%
Aaron’s, Inc.	473,815	$13,413,703
Callaway Golf Co.^	731,916	4,325,624
Carter’s, Inc.*^	88,100	4,634,060
Global Sources Ltd.*	997,942	6,586,417
Hanesbrands, Inc.*^	373,785	10,365,058
Hillenbrand, Inc.	574,910	10,566,846
K-Swiss, Inc., Class A*^	727,206	2,239,794
Live Nation Entertainment, Inc.*^	754,585	6,927,090
Steiner Leisure Ltd.*^	523,247	24,283,893
Tenneco, Inc.*^	479,570	12,862,067
		96,204,552

Consumer Staples — 8.5%
B&G Foods, Inc.^	443,040	11,784,864
Diamond Foods, Inc.^	163,510	2,917,018
Energizer Holdings, Inc.*^	431,250	32,451,563
Flowers Foods, Inc.	473,161	10,991,530
Harris Teeter Supermarkets, Inc.^	221,220	9,067,808
		67,212,783

Energy — 9.9%
Berry Petroleum Co., Class A^	548,820	21,766,201
Carrizo Oil & Gas, Inc.*^	235,411	5,534,513
Cimarex Energy Co.	241,295	13,300,180
Denbury Resources, Inc.*^	638,515	9,647,962
Exterran Holdings, Inc.*	299,658	3,820,639
Forest Oil Corp.*^	222,020	1,627,407
Lone Pine Resources, Inc.*	135,984	373,956
Southwestern Energy Co.*^	208,230	6,648,784
Whiting Petroleum Corp.*^	375,300	15,432,336
		78,151,978

Financials — 25.6%
Alleghany Corp.*	40,532	13,770,747
Assurant, Inc.^	781,180	27,216,311
Assured Guaranty Ltd.	2,416,472	34,072,255
City National Corp.	101,775	4,944,230
First Niagara Financial Group, Inc.	464,715	3,555,070
HCC Insurance Holdings, Inc.^	385,625	12,108,625
Horace Mann Educators Corp.	683,490	11,947,405

	Shares	Fair Value
Financials — 25.6% continued
Huntington Bancshares, Inc.	1,126,818	$7,211,635
iStar Financial, Inc. REIT*^	1,963,930	12,667,348
Mid-America Apartment Communities, Inc. REIT	127,569	8,705,309
National Penn Bancshares, Inc.^	659,430	6,310,745
Old Republic International Corp.^	1,707,885	14,158,367
Popular, Inc.*	204,328	3,393,888
Redwood Trust, Inc. REIT^	445,375	5,558,280
Selective Insurance Group, Inc.	601,250	10,467,763
Sterling Bancorp	493,537	4,925,499
United Fire Group, Inc.	505,995	10,792,873
White Mountains Insurance Group Ltd.	11,351	5,922,384
Winthrop Realty Trust REIT^	378,925	4,607,728
		202,336,462

Health Care — 7.2%
Alere, Inc.*^	504,655	9,810,493
Greatbatch, Inc.*^	374,260	8,499,445
LifePoint Hospitals, Inc.*	429,225	17,589,640
Myriad Genetics, Inc.*^	794,180	18,877,659
STERIS Corp.^	62,035	1,946,038
		56,723,275

Industrials — 17.9%
AAR Corp.^	515,497	6,948,900
Alaska Air Group, Inc.*	246,500	8,849,350
Allegiant Travel Co.*^	216,945	15,116,728
Apogee Enterprises, Inc.	239,828	3,854,036
Brink's Co., The	445,435	10,325,183
Corrections Corp. of America	459,405	13,529,477
Hub Group, Inc., Class A*^	312,975	11,329,695
Kaydon Corp.^	90,730	1,940,715
Kennametal, Inc.^	711,655	23,591,363
NACCO Industries, Inc., Class A	105,325	12,244,031
Saia, Inc.*	601,720	13,171,651
Toro Co., The	152,880	11,204,575
Trinity Industries, Inc.	375,845	9,388,608
		141,494,312

Page 6	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Small Cap Fund

Schedule of Investments (Continued)

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 87.5% continued
Information Technology — 3.3%
Broadridge Financial Solutions, Inc.^	274,155	$5,831,277
CoreLogic, Inc.*^	605,225	11,081,670
CSG Systems International, Inc.*^	561,947	9,710,444
		26,623,391

Utilities — 2.9%
Cleco Corp.^	308,315	12,896,816
UGI Corp.	349,690	10,291,377
		23,188,193

Total Common Stocks		$691,934,946

Registered Investment Company —12.9%
Federated Prime Obligations Fund, 0.13%†S	102,202,011	102,202,011

Total Investment Securities — 100.4%
(Cost $718,977,601)**		$794,136,957

Net Other Assets (Liabilities) — (0.4)%		(3,410,580)

Net Assets — 100.0%		$790,726,377

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $102,018,762.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Small-Mid Cap Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 91.3%
Consumer Discretionary — 7.7%
Aaron's, Inc.	18,215	$515,666
Callaway Golf Co.^	110,620	653,764
Hanesbrands, Inc.*^	23,170	642,504
Hillenbrand, Inc.	55,045	1,011,727
Leggett & Platt, Inc.^	46,490	982,334
Staples, Inc.^	80,775	1,054,114
Steiner Leisure Ltd.*	23,690	1,099,453
Tenneco, Inc.*^	40,385	1,083,126
		7,042,688

Consumer Staples — 12.2%
B&G Foods, Inc.^	48,990	1,303,134
ConAgra Foods, Inc.	132,890	3,445,838
Energizer Holdings, Inc.*^	33,020	2,484,755
Flowers Foods, Inc.	53,947	1,253,189
Harris Teeter Supermarkets, Inc.	30,070	1,232,569
Molson Coors Brewing Co., Class B	36,035	1,499,416
		11,218,901

Energy — 12.0%
Berry Petroleum Co., Class A	27,870	1,105,324
Cimarex Energy Co.	31,525	1,737,658
Denbury Resources, Inc.*	118,768	1,794,584
Energen Corp.	20,650	931,934
Exterran Holdings, Inc.*	58,705	748,489
Noble Energy, Inc.	36,130	3,064,547
Southwestern Energy Co.*^	23,635	754,666
Whiting Petroleum Corp.*	22,950	943,704
		11,080,906

Financials — 21.6%
Alleghany Corp.*	4,864	1,652,544
Assurant, Inc.^	51,195	1,783,634
Assured Guaranty Ltd.	276,210	3,894,561
First Niagara Financial Group, Inc.^	144,610	1,106,266
First Republic Bank*	15,580	523,488
Hartford Financial Services Group, Inc., The^	103,320	1,821,532
HCC Insurance Holdings, Inc.	48,255	1,515,207
Huntington Bancshares, Inc.^	112,854	722,266
iStar Financial, Inc. REIT*^	180,655	1,165,225
National Penn Bancshares, Inc.	102,040	976,523
Popular, Inc.*	48,158	799,904
Selective Insurance Group, Inc.	38,260	666,107
SunTrust Banks, Inc.	35,085	850,109

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 7

Diamond Hill Small-Mid Cap Fund

Schedule of Investments (Continued)

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 91.3% continued
Financials — 21.6% continued
White Mountains Insurance Group Ltd.	760	$396,530
XL Group plc	93,815	1,973,867
		19,847,763

Health Care — 13.1%
Boston Scientific Corp.*	142,110	805,764
CareFusion Corp.*	36,790	944,767
Forest Laboratories, Inc.*	92,535	3,237,800
Greatbatch, Inc.*	41,685	946,666
Life Technologies Corp.*^	23,800	1,070,762
LifePoint Hospitals, Inc.*^	21,605	885,373
Myriad Genetics, Inc.*^	46,540	1,106,256
Quest Diagnostics, Inc.^	51,525	3,086,347
		12,083,735

Industrials — 14.7%
Alaska Air Group, Inc.*	25,685	922,092
Brink's Co., The	38,320	888,258
Corrections Corp. of America	49,625	1,461,456
Dover Corp.	55,838	2,993,475
Fluor Corp.^	15,445	762,056
Hub Group, Inc., Class A*^	33,030	1,195,686
Kennametal, Inc.	27,520	912,288
Parker Hannifin Corp.^	7,640	587,363
Southwest Airlines Co.	282,689	2,606,393
Toro Co., The	15,985	1,171,541
		13,500,608

Information Technology — 8.0%
Broadridge Financial Solutions, Inc.	83,440	1,774,769
CoreLogic, Inc.*	92,950	1,701,914
CSG Systems International, Inc.*	48,395	836,266
Juniper Networks, Inc.*	97,765	1,594,547
Linear Technology Corp.	46,570	1,459,038
		7,366,534

Utilities — 2.0%
Cleco Corp.	10,615	444,025
UGI Corp.	46,990	1,382,916
		1,826,941
Total Common Stocks		$83,968,076

	Shares	Fair Value

Registered Investment Company —17.9%
Federated Prime Obligations Fund, 0.13%†S	16,481,184	$16,481,184

Total Investment Securities — 109.2%
(Cost $92,264,010)**		$100,449,260

Net Other Assets (Liabilities) — (9.2)%		(8,466,126)

Net Assets — 100.0%		$91,983,134

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $16,467,449.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Page 8	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Large Cap Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 96.2%
Consumer Discretionary — 8.4%
Comcast Corp., Class A	641,510	$20,509,075
McDonald's Corp.	304,789	26,982,970
NIKE, Inc., Class B	202,220	17,750,872
VF Corp.^	199,365	26,605,259
Walt Disney Co., The^	694,495	33,683,007
		125,531,183

Consumer Staples — 14.0%
ConAgra Foods, Inc.	1,141,598	29,601,636
General Mills, Inc.	764,403	29,460,092
Kimberly-Clark Corp.^	451,410	37,814,616
PepsiCo, Inc.	581,725	41,104,688
Procter & Gamble Co., The	662,062	40,551,298
Sysco Corp.^	989,779	29,505,312
		208,037,642

Energy — 13.6%
Apache Corp.	316,663	27,831,511
Devon Energy Corp.	645,512	37,433,241
EOG Resources, Inc.	463,748	41,788,332
Exxon Mobil Corp.	409,985	35,082,417
Occidental Petroleum Corp.	704,547	60,428,996
		202,564,497

Financials — 19.0%
Charles Schwab Corp., The^	1,121,390	14,499,573
Chubb Corp., The^	420,985	30,656,128
Hartford Financial Services Group, Inc., The	2,139,900	37,726,437
JPMorgan Chase & Co.	1,010,103	36,090,980
PNC Financial Services Group, Inc.	608,520	37,186,657
Prudential Financial, Inc.	612,468	29,661,825
Travelers Cos., Inc., The	617,789	39,439,650
U.S. Bancorp^	819,003	26,339,136
Wells Fargo & Co.	925,890	30,961,762
		282,562,148

Health Care — 19.4%
Abbott Laboratories	764,732	49,302,272
Amgen, Inc.	267,545	19,541,487
Baxter International, Inc.	430,782	22,896,063
Boston Scientific Corp.*	2,383,480	13,514,332
Johnson & Johnson^	537,254	36,296,880
Medtronic, Inc.	1,175,092	45,511,313
Merck & Co., Inc.	768,425	32,081,744
Pfizer, Inc.^	2,057,242	47,316,566
Quest Diagnostics, Inc.^	372,085	22,287,891
		$288,748,548

	Shares	Fair Value

Industrials — 11.2%
3M Co.^	339,702	$30,437,299
Dover Corp.	474,833	25,455,797
Fluor Corp.	236,525	11,670,144
Illinois Tool Works, Inc.^	451,944	23,903,318
Parker Hannifin Corp.^	358,144	27,534,111
United Technologies Corp.	642,792	48,550,080
		167,550,749

Information Technology — 7.7%
Cisco Systems, Inc.^	1,485,818	25,511,495
International Business Machines Corp.	145,970	28,548,813
Juniper Networks, Inc.*	694,080	11,320,445
Linear Technology Corp.	447,995	14,035,683
Microsoft Corp.	1,178,185	36,040,679
		115,457,115

Materials — 2.9%
Air Products & Chemicals, Inc.	330,625	26,691,356
PPG Industries, Inc.	154,985	16,447,008
		43,138,364
Total Common Stocks		$1,433,590,246

Registered Investment Company —12.1%
Federated Prime Obligations
Fund, 0.13%†S	180,207,753	180,207,753

Total Investment Securities — 108.3%
(Cost $1,463,152,257)**		$1,613,797,999

Net Other Assets (Liabilities) — (8.3)%		(124,246,257)

Net Assets — 100.0%		$1,489,551,742

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $179,611,554.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 9

Diamond Hill Select Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 94.1%
Consumer Discretionary — 1.9%
McDonald's Corp.	11,305	$1,000,832

Consumer Staples — 13.8%
ConAgra Foods, Inc.	70,403	1,825,550
General Mills, Inc.^	26,365	1,016,107
Kimberly-Clark Corp.^	15,110	1,265,765
PepsiCo, Inc.	15,370	1,086,044
Sysco Corp.^	65,585	1,955,089
		7,148,555

Energy — 11.2%
Apache Corp.	21,275	1,869,860
Cimarex Energy Co.	16,725	921,882
Devon Energy Corp.	24,245	1,405,968
Occidental Petroleum Corp.	18,915	1,622,339
		5,820,049

Financials — 22.9%
Assurant, Inc.^	20,325	708,123
Assured Guaranty Ltd.	118,435	1,669,933
Charles Schwab Corp., The	79,445	1,027,224
Hartford Financial Services
Group, Inc., The	89,460	1,577,180
iStar Financial, Inc. REIT*^	91,510	590,239
JPMorgan Chase & Co.	35,780	1,278,419
PNC Financial Services Group, Inc.	7,950	485,825
Prudential Financial, Inc.	38,260	1,852,932
U.S. Bancorp^	34,850	1,120,776
Wells Fargo & Co.	47,440	1,586,394
		11,897,045

Health Care — 21.1%
Abbott Laboratories^	20,870	1,345,489
Amgen, Inc.	18,310	1,337,362
Baxter International, Inc.	28,995	1,541,084
Boston Scientific Corp.*	90,750	514,553
Johnson & Johnson^	20,205	1,365,050
Medtronic, Inc.	40,526	1,569,572
Merck & Co., Inc.	27,040	1,128,920
Pfizer, Inc.	57,085	1,312,955
UnitedHealth Group, Inc.^	14,592	853,632
		10,968,617

Industrials — 13.9%
3M Co.	11,970	1,072,512
Dover Corp.	17,610	944,072
Illinois Tool Works, Inc.^	18,458	976,244
Parker Hannifin Corp.^	9,040	694,995
Southwest Airlines Co.	191,310	1,763,878
United Technologies Corp.	23,660	1,787,040
		7,238,741

	Shares	Fair Value

Information Technology — 6.9%
Cisco Systems, Inc.	30,875	$530,123
International Business Machines Corp.	7,750	1,515,745
Microsoft Corp.	50,115	1,533,018
		3,578,886

Materials — 2.4%
Air Products & Chemicals, Inc.	15,470	1,248,893
Total Common Stocks		$48,901,618

Registered Investment Company —16.9%
Federated Prime Obligations Fund, 0.13%†S	8,766,875	8,766,875

Total Investment Securities — 111.0%
(Cost $52,946,470)**		$57,668,493
Net Other Assets (Liabilities) — (11.0)%		(5,695,109)
Net Assets — 100.0%		$51,973,384

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $8,699,601.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Page 10	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Long-Short Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 86.6%
Consumer Discretionary — 7.8%
Comcast Corp., Class A^	849,825	$27,168,905
McDonald’s Corp.	349,364	30,929,195
NIKE, Inc., Class B	188,795	16,572,425
VF Corp.	271,080	36,175,626
Walt Disney Co., The^	954,451	46,290,874
		157,137,025

Consumer Staples — 11.8%
ConAgra Foods, Inc.	1,349,480	34,992,016
General Mills, Inc.^	920,962	35,493,876
Kimberly-Clark Corp.^	610,210	51,117,292
PepsiCo, Inc.	638,130	45,090,266
Procter & Gamble Co., The	676,995	41,465,944
Sysco Corp.^	930,172	27,728,427
		235,887,821

Energy — 12.5%
Apache Corp.	370,596	32,571,682
Cimarex Energy Co.^	234,800	12,942,176
Devon Energy Corp.	677,170	39,269,088
EOG Resources, Inc.^	627,810	56,571,959
Exxon Mobil Corp.^	497,233	42,548,228
Occidental Petroleum Corp.	786,123	67,425,769
		251,328,902

Financials — 18.8%
Assurant, Inc.^	450,820	15,706,569
Assured Guaranty Ltd.¯	3,826,370	53,951,817
Charles Schwab Corp., The	1,516,550	19,608,992
Chubb Corp., The^	230,925	16,815,959
Hartford Financial Services Group, Inc., The^	2,333,738	41,143,801
JPMorgan Chase & Co.	1,367,450	48,858,988
PNC Financial Services Group, Inc.	625,085	38,198,944
Prudential Financial, Inc.	650,550	31,506,136
Travelers Cos., Inc., The^	705,905	45,064,975
U.S. Bancorp¯	1,016,592	32,693,599
Wells Fargo & Co.¯	1,057,335	35,357,282
		378,907,062

Health Care — 16.1%
Abbott Laboratories¯	849,665	54,777,903
Amgen, Inc.	375,620	27,435,285
Baxter International, Inc.	505,971	26,892,359
Boston Scientific Corp.*	3,236,530	18,351,125
Johnson & Johnson^	460,440	31,107,326
Medtronic, Inc.	1,141,577	44,213,277
Merck & Co., Inc.	887,555	37,055,421

	Shares	Fair Value

Health Care — 16.1% continued
Pfizer, Inc.	2,279,820	$52,435,860
Quest Diagnostics, Inc.^	494,675	29,631,033
		321,899,589

Industrials — 9.9%
3M Co.¯	369,240	33,083,904
Dover Corp.	599,675	32,148,577
Fluor Corp.^	292,675	14,440,585
Illinois Tool Works, Inc.^	551,360	29,161,430
Parker Hannifin Corp.^	467,780	35,962,926
United Technologies Corp.^	701,480	52,982,784
		197,780,206

Information Technology — 6.8%
Cisco Systems, Inc.	1,830,335	31,426,852
International Business Machines Corp.	247,235	48,354,221
Juniper Networks, Inc.*	918,940	14,987,912
Microsoft Corp.¯	1,323,849	40,496,541
		135,265,526

Materials — 2.9%
Air Products & Chemicals, Inc.¯	441,448	35,638,097
PPG Industries, Inc.	211,375	22,431,115
		58,069,212

Total Common Stocks		$1,736,275,343

Registered Investment Companies — 16.2%
Federated Prime Obligations Fund, 0.13%†S	224,265,270	224,265,270
JPMorgan Prime Money Market Fund, Capital Shares, 0.17%S	100,000,000	100,000,000

Total Registered Investment Companies		$324,265,270

Total Investment Securities — 102.8%
(Cost $1,802,502,413)**		$2,060,540,613
Segregated Cash With Brokers — 16.9%		338,068,917

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 11

Diamond Hill Long-Short Fund

Schedule of Investments (Continued)

June 30, 2012 (Unaudited)

	Shares	Fair Value
Securities Sold Short — (15.8)%
(Proceeds $273,425,677)		$(316,441,133)

Net Other Assets (Liabilities) — (3.9)%		(78,426,749)

Net Assets — 100.0%		$2,003,741,648

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $223,945,349.
¯	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $187,616,042.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short

June 30, 2012 (Unaudited)

	Shares	Fair Value
Common Stocks — 14.3%
Consumer Discretionary — 6.2%
Brunswick Corp.	1,414,430	$31,428,635
Gap, Inc., The	144,745	3,960,223
Life Time Fitness, Inc.*	800,599	37,235,859
Macy's, Inc.	521,535	17,914,727
Panera Bread Co., Class A*	76,865	10,718,056
Red Robin Gourmet Burgers, Inc.*	402,845	12,290,801
Sonic Corp.*	454,550	4,554,591
Tractor Supply Co.	70,489	5,854,816
		123,957,708

Consumer Staples — 3.5%
Campbell Soup Co.	811,335	27,082,362
Colgate-Palmolive Co.	170,015	17,698,562
Kraft Foods, Inc., Class A	664,995	25,682,107
		70,463,031

Financials — 0.6%
Cincinnati Financial Corp.	213,670	8,134,417
MBIA, Inc.*	399,060	4,313,838
		12,448,255

Industrials — 1.7%
Boeing Co., The	475,585	35,335,966

Information Technology — 1.2%
Advent Software, Inc.*	230,890	6,259,428
Akamai Technologies, Inc.*	550,075	17,464,881
		23,724,309

Telecommunication Services — 1.1%
AT&T, Inc.	597,895	21,320,936
Total Common Stocks Sold Short		$287,250,205

Exchange Traded Fund — 1.5%
iShares Russell 2000 Index Fund	366,490	$29,190,928

Total Securities Sold Short — 15.8%
(Proceeds $273,425,677)		$316,441,133

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at June 30, 2012.

See accompanying Notes to Financial Statements.

Page 12	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Research Opportunities Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 81.7%
Consumer Discretionary — 12.9%
Autozone, Inc.*	563	$206,717
Callaway Golf Co.	9,900	58,509
Groupon, Inc.*^	40,995	435,777
Hillenbrand, Inc.	9,772	179,609
Jarden Corp.	10,500	441,210
Liquidity Services, Inc.*	4,825	246,992
McDonald’s Corp.¯	4,100	362,973
NIKE, Inc., Class B	2,510	220,328
Staples, Inc.	23,945	312,482
Steiner Leisure Ltd.*	3,870	179,606
Target Corp.	1,770	102,996
Tempur-Pedic International, Inc.*	3,800	88,882
TJX Cos., Inc., The	3,346	143,644
Vail Resorts, Inc.	3,500	175,280
VF Corp.	1,969	262,763
		3,417,768

Consumer Staples — 6.3%
Anheuser-Busch InBev NV, SP ADR^	2,000	159,300
B&G Foods, Inc.	3,665	97,489
Core-Mark Holding Co., Inc.	6,000	288,840
Diamond Foods, Inc.^	7,200	128,448
Energizer Holdings, Inc.*	10,000	752,500
Molson Coors Brewing Co., Class B	6,000	249,660
		1,676,237

Energy — 4.9%
Apache Corp.	3,338	293,377
Cimarex Energy Co.	3,955	217,999
Devon Energy Corp.¯	6,510	377,515
Occidental Petroleum Corp.	4,775	409,552
		1,298,443

Financials — 15.3%
Assured Guaranty Ltd.	42,100	593,610
First Niagara Financial Group, Inc.^	27,000	206,550
Hartford Financial Services
Group, Inc., The	35,400	624,102
iStar Financial, Inc. REIT*^	79,150	510,517
JPMorgan Chase & Co.	6,100	217,953
Popular, Inc.*	30,700	509,927
Prudential Financial, Inc.	12,900	624,747
Redwood Trust, Inc. REIT	12,800	159,744
Wells Fargo & Co.	4,950	165,528
Winthrop Realty Trust REIT^	22,000	267,520
XL Group plc	8,600	180,944
		$4,061,142

	Shares/ Par Value	Fair Value

Health Care — 10.8%
Alere, Inc.*^	17,000	$330,480
Amgen, Inc.	3,698	270,102
Boston Scientific Corp.*	68,536	388,599
CareFusion Corp.*	6,200	159,216
Express Scripts Holding Co.*	2,800	156,324
Forest Laboratories, Inc.*	9,045	316,485
Life Technologies Corp.*	5,225	235,073
Medtronic, Inc.	3,180	123,161
Myriad Genetics, Inc.*^	4,740	112,670
Natus Medical, Inc.*	28,100	326,522
Quest Diagnostics, Inc.	1,800	107,820
Teva Pharmaceutical Industries Ltd., SP ADR^	9,050	356,932
		2,883,384

Industrials — 13.4%
AAR Corp.^	27,800	374,744
Alaska Air Group, Inc.*	13,000	466,700
Allegiant Travel Co.*	1,900	132,392
Corrections Corp. of America	9,200	270,940
Hub Group, Inc., Class A*	7,500	271,500
Illinois Tool Works, Inc.^	3,700	195,693
Kennametal, Inc.	6,900	228,735
Parker Hannifin Corp.^	2,940	226,027
Saia, Inc.*	17,000	372,130
Southwest Airlines Co.	90,000	829,800
United Technologies Corp.	2,610	197,134
		3,565,795

Information Technology — 18.1%
Apple Computer, Inc.*	1,125	657,000
Cisco Systems, Inc.	41,557	713,534
International Business Machines Corp.	4,694	918,052
Juniper Networks, Inc.*	37,986	619,552
Linear Technology Corp.	12,979	406,632
Microsoft Corp.¯	39,502	1,208,366
Stamps.Com, Inc.*	10,725	264,586
		4,787,722

Total Common Stocks		$21,690,491

Corporate Bond — 0.4%

Financials — 0.4%
MGIC Investment Corp., 5.38%, 11/1/15^	$150,000	111,938

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 13

Diamond Hill Research Opportunities Fund

Schedule of Investments (Continued)

June 30, 2012 (Unaudited)

	Shares/ Par Value	Fair Value
Registered Investment Company — 9.1%
Federated Prime Obligations Fund, 0.13%†S	$2,425,207	$2,425,207

Total Investment Securities — 91.2%
(Cost $22,990,162)**		$24,227,636

Segregated Cash With Brokers — 4.3%		1,140,249

Securities Sold Short — (5.3)%
(Proceeds $1,339,269)		(1,399,156)

Net Other Assets (Liabilities) — 9.8%		2,592,965

Net Assets — 100.0%		$26,561,694

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $2,425,001.
¯	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $1,019,969.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Research Opportunities Fund

Schedule of Investments Sold Short

June 30, 2012 (Unaudited)

	Shares	Fair Value
Common Stocks — 5.3%
Consumer Discretionary — 1.9%
Brunswick Corp.	900	$19,998
Gap, Inc., The	2,164	59,207
Life Time Fitness, Inc.*	3,923	182,459
Macy’s, Inc.	4,389	150,762
Panera Bread Co., Class A*	200	27,888
Red Robin Gourmet Burgers, Inc.*	1,100	33,561
Sonic Corp.*	3,700	37,074
		510,949
Financials — 0.8%
Cincinnati Financial Corp.	3,800	144,666
MBIA, Inc.*	5,300	57,293
		201,959
Industrials — 0.6%
Boeing Co., The	2,000	148,600
Information Technology — 2.0%
Advent Software, Inc.*	5,024	136,201
Akamai Technologies, Inc.*	12,644	401,447
		537,648

Total Securities Sold Short — 5.3%
(Proceeds $1,339,269)		$1,399,156
*	Non-dividend expense producing security

Percentages disclosed are based on total net assets of the Fund at June 30, 2012.

See accompanying Notes to Financial Statements.

Page 14	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Financial Long-Short Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares	Fair Value
Preferred Stock — 1.4%
REITs & Real Estate Management — 1.4%
iStar Financial, Inc., Series F, 0.49%	8,017	$141,901

Total Preferred Stock		$141,901

Common Stocks — 85.3%
Banking Services — 32.2%
City National Corp.	2,305	111,977
First Niagara Financial Group, Inc.	20,615	157,705
First of Long Island Corp., The^	7,140	206,846
First Republic Bank*	2,805	94,248
Huntington Bancshares, Inc.¯	20,826	133,286
National Penn Bancshares, Inc.	5,130	49,094
PNC Financial Services Group, Inc.¯	7,154	437,181
Popular, Inc.*^	25,940	430,863
Sterling Bancorp	15,935	159,031
SunTrust Banks, Inc.	10,452	253,252
Tower Financial Corp.*	7,810	79,272
U.S. Bancorp¯	10,823	348,068
Wells Fargo & Co.¯	23,301	779,185
		3,240,008

Capital Markets — 2.3%
Charles Schwab Corp., The	17,495	226,210

Consumer Financial Services — 0.6%
Discover Financial Services	1,800	62,244

Financial Services — 12.7%
Bank of America Corp.	8,260	67,567
Bank of New York Mellon Corp., The¯	11,514	252,732
CME Group, Inc.	415	111,266
JPMorgan Chase & Co.	16,005	571,858
Morgan Stanley¯	19,005	277,283
		1,280,706

Insurance — 27.6%
ACE Ltd.^	2,190	162,345
Assurant, Inc.¯	2,335	81,351
Assured Guaranty Ltd.	39,525	557,302
Chubb Corp., The	755	54,979
Hartford Financial Services Group, Inc., The	26,043	459,138
HCC Insurance Holdings, Inc.	3,675	115,395
Horace Mann Educators Corp.	6,903	120,664

	Shares/ Par Value	Fair Value
Insurance — 27.6% continued
Old Republic International Corp.	$7,450	$61,761
Prudential Financial, Inc.	9,725	470,982
Selective Insurance Group, Inc.	8,900	154,949
Travelers Cos., Inc., The	2,670	170,453
United Fire Group, Inc.	4,375	93,319
XL Group plc	13,095	275,519
		2,778,157

IT Services — 1.2%
CoreLogic, Inc.*	6,790	124,325

REITs & Real Estate Management — 8.7%
iStar Financial, Inc. REIT*^	63,415	409,027
Redwood Trust, Inc. REIT	20,215	252,283
Winthrop Realty Trust REIT^	17,330	210,733
		872,043

Total Common Stocks		$8,583,693

Corporate Bonds — 2.5%
Banking Services — 1.1%
Synovus Financial Corp., 4.88%, 2/15/13	$105,000	105,000

Financial Services —1.4%
MGIC Investment Corp., 5.38%, 11/1/15	190,000	141,788

Total Corporate Bonds		$246,788

Registered Investment Company — 9.6%
Federated Prime Obligations Fund, 0.13%†S	965,154	965,154

Total Investment Securities — 98.8%
(Cost $9,135,560)**		$9,937,536

Segregated Cash With Brokers — 6.3%		630,177

Securities Sold Short — (6.2)%
(Proceeds $536,737)		(627,322)

Net Other Assets (Liabilities) — 1.1%		119,172

Net Assets — 100.0%		$10,059,563

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 15

Diamond Hill Financial Long-Short Fund

Schedule of Investments (Continued)

June 30, 2012 (Unaudited)

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $939,135.
*	Non-income producing security.
¯	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $1,600,938.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Financial Long-Short Fund

Schedule of Investments Sold Short

June 30, 2012 (Unaudited)

	Shares	Fair Value

Common Stocks — 6.2%
Banking Services — 4.7%
Bank of the Ozarks, Inc.	8,815	$265,155
Home Bancshares, Inc.	4,095	125,225
Lakeland Bancorp, Inc.	4,810	50,601
WesBanco, Inc.	1,675	35,611
		476,592

Financial Services — 0.8%
Moody’s Corp.	2,130	77,852

Insurance — 0.7%
Cincinnati Financial Corp.	1,345	51,204
MBIA, Inc.*	2,005	21,674
		72,878

Total Securities Sold Short — 6.2%
(Proceeds $536,737)		$627,322

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at June 30, 2012.

See accompanying Notes to Financial Statements.

Page 16	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Strategic Income Fund

Schedule of Investments

June 30, 2012 (Unaudited)

	Shares/ Par Value	Fair Value

Collateralized Debt Obligations — 0.6%
Alesco Preferred Funding III, 5/4/34*#	$724,100	$119,969
Alesco Preferred Funding Ltd., Series 6A, Class PPNE, 3/23/35*#	336,608	103,557
Alesco Preferred Funding VI PNN, 3/23/35*#	621,631	192,214
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2, 11/5/41*#	611,948	210,186
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2, 7/5/35*#	1,175,564	346,745

Total Collateralized Debt Obligations		$972,671

Preferred Stocks — 0.7%
Eagle Hospitality Properties Trust, Inc., Series A REIT, 8.25%††	21,007	60,920
Hartford Financial Services Group, Inc., Series F, 0.45%^	60,135	1,124,525

Total Preferred Stocks		$1,185,445

Corporate Bonds — 88.6%
Consumer Discretionary — 7.5%
Expedia, Inc., 7.46%, 8/15/18	$1,700,000	1,958,818
Goodyear Tire & Rubber Co., The, 8.25%, 8/15/20^	975,000	1,032,282
Goodyear Tire & Rubber Co., The, 8.75%, 8/15/20	2,500,000	2,665,625
Jarden Corp., 8.00%, 5/1/16	2,650,000	2,888,500
Tenneco, Inc., 7.75%, 8/15/18^	4,115,000	4,464,775
		13,010,000

Consumer Staples — 5.0%
B&G Foods, Inc., 7.63%, 1/15/18	4,918,000	5,286,850
TreeHouse Foods, Inc., 7.75%, 3/1/18	3,075,000	3,332,531
		8,619,381

	Shares/ Par Value	Fair Value

Energy — 6.1%
Anadarko Petroleum Corp., 5.95%, 9/15/16	$4,400,000	$4,994,898
Bristow Group, Inc., 7.50%, 9/15/17	1,665,000	1,727,437
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	3,650,000	3,814,250
		10,536,585

Financials — 24.1%
AmSouth Bank, Series AI, 4.85%, 4/1/13	1,850,000	1,873,125
CNA Financial Corp., 6.50%, 8/15/16^	$2,165,000	$2,437,104
Discover Financial Services, 6.45%, 6/12/17	2,700,000	3,030,680
First Horizon National Corp., 4.50%, 5/15/13	1,400,000	1,421,038
First Horizon National Corp., 5.38%, 12/15/15	3,000,000	3,166,110
First Tennessee Bank NA, 5.05%, 1/15/15	1,150,000	1,184,909
iStar Financial, Inc., 9.00%, 6/1/17^	2,000,000	1,960,000
iStar Financial, Inc., Series B, 5.70%, 3/1/14^	5,275,000	4,971,688
MGIC Investment Corp., 5.38%, 11/1/15^	4,085,000	3,048,431
Nuveen Investments, Inc., 10.50%, 11/15/15	3,000,000	3,045,000
Regions Financial Corp., 5.75%, 6/15/15	4,000,000	4,200,000
Symetra Financial Corp., 6.13%, 4/1/16††	4,750,000	4,858,105
Synovus Financial Corp., 4.88%, 2/15/13	1,530,000	1,530,000
Zions Bancorp., 7.75%, 9/23/14	4,380,000	4,750,806
		41,476,996

Health Care — 7.3%
Alere, Inc., 7.88%, 2/1/16	4,125,000	4,228,125
HealthSouth Corp., 7.25%, 10/1/18^	3,133,000	3,336,645
Mylan, Inc., 7.63%, 7/15/17††,^	4,600,000	5,060,000
		12,624,770

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 17

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

June 30, 2012 (Unaudited)

	Shares/ Par Value	Fair Value

Industrials — 27.0%
Avis Budget Car Rental, 9.63%, 3/15/18^	$5,800,000	$6,351,000
BE Aerospace, Inc., 8.50%, 7/1/18	5,020,000	5,490,625
Continental Airlines, Inc., 6.75%, 9/15/15††	6,525,000	6,704,437
Corrections Corp. of America, 7.75%, 6/1/17	2,050,000	2,219,125
Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, 5/15/17	2,260,000	2,440,800
Iron Mountain, Inc., 6.63%, 1/1/16	4,075,000	4,083,150
Kansas City Southern, 8.00%, 2/1/18^	3,215,000	3,580,867
Triumph Group, Inc., 8.00%, 11/15/17	3,775,000	4,114,750
United Rentals North America, Inc., 10.88%, 6/15/16	4,110,000	4,618,613
UR Merger Sub Corp., 9.25%, 12/15/19^	2,776,000	3,081,360
Wabtec Corp., 6.88%, 7/31/13^	3,650,000	3,814,250
		46,498,977

Information Technology — 4.0%
KLA-Tencor Corp., 6.90%, 5/1/18	4,478,000	5,351,241
ManTech International Corp., 7.25%, 4/15/18	1,500,000	1,575,000
		6,926,241

Materials — 2.6%
Owens-Brockway Packaging, Inc., 7.38%, 5/15/16^	4,075,000	4,543,625

Telecommunication Services — 2.5%
Level 3 Financing, Inc., 10.00%, 2/1/18	3,950,000	4,275,875

Utilities — 2.5%
Source Gas LLC, 5.90%, 4/1/17††	4,000,000	4,218,348

Total Corporate Bonds		$152,730,798

	Shares/ Par Value	Fair Value

Registered Investment Company — 9.7%
Federated Prime Obligations Fund, 0.13%†S	$16,794,458	$16,794,458

Total Investment Securities — 99.6%
(Cost $167,310,375)**		$171,683,372

Net Other Assets (Liabilities) — 0.4%		721,257

Net Assets — 100.0%		$172,404,629

*	Non-income producing security.
#	Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by management:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding III	March-04	$724,100	$119,969	0.1%
Alesco Preferred Funding Ltd., Series 6A, Class PPNE	March-05	336,608	103,557	0.1%
Alesco Preferred Funding VI PNN	December-04	621,631	192,214	0.1%
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2	March-05	511,640	210,186	0.1%
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2	March-05	1,038,401	346,745	0.2%

		$3,232,380	$972,671	0.6%

††	Restricted securities not registered under the Securities Act of 1933 and deemed liquid based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Continential Airlines, Inc.	December-11	$6,401,683	$6,704,437	3.9%
Eagle Hospitality Properties Trust, Inc.	February-07	494,217	60,920	0.0%
Mylan, Inc.	September-10	4,897,406	5,060,000	2.9%
Source Gas LLC	March-10	3,881,691	4,218,348	2.4%
Symetra Financial Corp.	February-11	4,922,876	4,858,105	2.8%

		$20,597,873	$20,901,810	12.0%

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of June 30, 2012, was $16,123,080.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2012.
S	Rate represents the daily yield on June 30, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Page 18	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Tabular Presentation of Schedules of Investments

June 30, 2012 (Unaudited)

The illustrations below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Diamond Hill Small Cap Fund

Sector Allocation	% of Net Assets
Consumer Discretionary	12.2%
Consumer Staples	8.5%
Energy	9.9%
Financials	25.6%
Health Care	7.2%
Industrials	17.9%
Information Technology	3.3%
Utilities	2.9%
Cash and Cash Equivalents	12.9%
Other
Net Other Assets (Liabilities)	-0.4%

Total	100%

Diamond Hill Small-Mid Cap Fund

Sector Allocation	% of Net Assets
Consumer Discretionary	7.7%
Consumer Staples	12.2%
Energy	12.0%
Financials	21.6%
Health Care	13.1%
Industrials	14.7%
Information Technology	8.0%
Utilities	2.0%
Cash and Cash Equivalents	17.9%
Other
Net Other Assets (Liabilities)	-9.2%

Total	100.0%

Diamond Hill Large Cap Fund

Sector Allocation	% of Net Assets
Consumer Discretionary	8.4%
Consumer Staples	14.0%
Energy	13.6%
Financials	19.0%
Health Care	19.4%
Industrials	11.2%
Information Technology	7.7%
Materials	2.9%
Cash and Cash Equivalents	12.1%
Other
Net Other Assets (Liabilities)	-8.3%

Total	100.0%

Diamond Hill Select Fund

Sector Allocation	% of Net Assets
Consumer Discretionary	1.9%
Consumer Staples	13.8%
Energy	11.2%
Financials	22.9%
Health Care	21.1%
Industrials	13.9%
Information Technology	6.9%
Materials	2.4%
Cash and Cash Equivalents	16.9%
Other
Net Other Assets (Liabilities)	-11.0%

Total	100.0%

Diamond Hill Long-Short Fund

Sector Allocation	% of Long Portfolio	% of Net Assets
Long Portfolio
Consumer Discretionary	7.6%	7.8%
Consumer Staples	11.4%	11.8%
Energy	12.2%	12.5%
Financials	18.4%	18.8%
Health Care	15.6%	16.1%
Industrials	9.6%	9.9%
Information Technology	6.6%	6.8%
Materials	2.8%	2.9%
Cash and Cash Equivalents	15.8%	16.2%

Total	100.0%

Sector Allocation	% of Short Portfolio	% of Net Assets
Short Portfolio
Consumer Discretionary	39.2%	-6.2%
Consumer Staples	22.3%	-3.5%
Financials	3.9%	-0.6%
Industrials	11.2%	-1.7%
Information Technology	7.5%	-1.2%
Telecommunication Services	6.7%	-1.1%
Exchange Traded Fund	9.2%	-1.5%

Total	100.0%

Other
Segregated Cash With Brokers		16.9%
Net Other Assets (Liabilities)		-3.9%

		100.0%

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 19

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

June 30, 2012 (Unaudited)

Diamond Hill Research Opportunities Fund
Sector Allocation	% of Long Portfolio	% of Net Assets
Long Portfolio
Consumer Discretionary	14.1%	12.9%
Consumer Staples	6.9%	6.3%
Energy	5.4%	4.9%
Financials	16.7%	15.3%
Health Care	11.9%	10.8%
Industrials	14.7%	13.4%
Information Technology	19.8%	18.1%
Corporate Bonds
Financials	0.5%	0.4%
Cash and Cash Equivalents	10.0%	9.1%

Total	100.0%

Sector Allocation	% of Short Portfolio	% of Net Assets
Short Portfolio
Consumer Discretionary	36.5%	-1.9%
Financials	14.4%	-0.8%
Industrials	10.6%	-0.6%
Information Technology	38.5%	-2.0%

	100.0%

Other
Segregated Cash With Brokers		4.3%
Net Other Assets (Liabilities)		9.8%

		100.0%

Diamond Hill Financial Long-Short Fund
Sector Allocation	% of Long Portfolio	% of Net Assets
Long Portfolio
Common Stocks
Banking Services	32.6%	32.2%
Capital Markets	2.3%	2.3%
Consumer Financial Services	0.6%	0.6%
Financial Services	12.9%	12.7%
Insurance	28.0%	27.6%
IT Services	1.3%	1.2%
REITs & Real Estate Management	8.8%	8.7%
Corporate Bonds
Banking Services	1.0%	1.1%
Financial Services	1.4%	1.4%
Preferred Stocks
REITs & Real Estate Management	1.4%	1.4%
Cash and Cash Equivalents	9.7%	9.6%

	100.0%

Sector Allocation	% of Short Portfolio	% of Net Assets
Short Portfolio
Common Stocks
Banking Services	76.0%	-4.7%
Financial Services	12.4%	-0.8%
Insurance	11.6%	-0.7%

Total	100.0%

Other
Segregated Cash With Brokers		6.3%
Net Other Assets (Liabilities)		1.1%

		100.0%

Diamond Hill Strategic Income Fund
Sector Allocation	% of Net Assets
Corporate Bonds	88.6%
Preferred Stocks	0.7%
Collateralized Debt Obligations	0.6%
Cash and Cash Equivalents	9.7%
Other
Net Other Assets (Liabilities)	0.4%

Total	100.0%

Page 20	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Statements of Assets & Liabilities

June 30, 2012 (Unaudited)

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Assets
Total investment securities, at cost	$718,977,601	$92,264,010	$1,463,152,257	$52,946,470

Investment securities, at value - including $102,018,762, $16,467,449, $179,611,554 and $8,699,601 of securities loaned	$794,136,957	$100,449,260	$1,613,797,999	$57,668,493
Cash	99,556,572	5,866,604	52,536,831	2,957,865
Receivable for securities sold	-	-	-	124,403
Receivable for fund shares issued	850,287	3,115,002	3,221,679	40
Receivable for dividends and interest	618,687	105,679	2,313,167	63,708

Total Assets	895,162,503	109,536,545	1,671,869,676	60,814,509

Liabilities
Payable for securities purchased	-	827,112	-	-
Payable for fund shares redeemed	1,463,910	169,470	1,020,013	30,773
Payable for return of collateral received	102,202,011	16,481,184	180,207,753	8,766,875
Payable to Investment Adviser	502,089	49,662	650,669	28,942
Payable to Administrator	151,408	14,978	289,822	9,664
Accrued distribution and service fees	107,675	10,179	134,991	4,365
Payable to accountant and custodian	9,033	826	14,686	506

Total Liabilities	104,436,126	17,553,411	182,317,934	8,841,125

Net Assets	$790,726,377	$91,983,134	$1,489,551,742	$51,973,384

Components of Net Assets
Paid-in capital	$703,245,085	$82,910,435	$1,355,434,217	$46,812,267
Accumulated net investment income (loss)	1,602,049	125,690	13,369,433	760,204
Accumulated net realized gains (losses) from investment transactions	10,719,887	761,759	(29,897,650)	(321,110)
Net unrealized appreciation (depreciation) on investments	75,159,356	8,185,250	150,645,742	4,722,023

Net Assets	$790,726,377	$91,983,134	$1,489,551,742	$51,973,384

Net Assets
Class A shares	$412,785,254	$17,542,300	$551,464,717	$8,605,978
Class C shares	$31,959,454	$8,508,044	$30,776,708	$3,236,191
Class I shares	$294,224,216	$43,968,546	$852,404,737	$34,479,034
Class Y shares	$51,757,453	$21,964,244	$54,905,580	$5,652,182

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	17,185,282	1,430,369	35,566,796	855,281
Class C Shares	1,441,963	722,918	2,060,488	328,843
Class I Shares	12,109,187	3,559,665	54,719,555	3,426,478
Class Y Shares	2,128,902	1,776,860	3,521,342	561,205

Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$24.02	$12.26	$15.50	$10.06
Class C Shares(A)	$22.16	$11.77	$14.94	$9.84
Class I Shares	$24.30	$12.35	$15.58	$10.06
Class Y Shares	$24.31	$12.36	15.59	$10.07

Maximum offering price
Maximum sales charge - Class A Shares	5.00%	5.00%	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A Shares	$25.28	$12.91	$16.32	$10.59

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 21

Diamond Hill Funds

Statements of Assets & Liabilities

June 30, 2012 (Unaudited)

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Assets
Total investment securities, at cost	$1,802,502,413	$22,990,162	$9,135,560	$167,310,375

Investment securities, at value - including $223,945,349, $2,425,001, $939,135 and $16,123,080 of securities loaned	$2,060,540,613	$24,227,636	$9,937,536	$171,683,372
Cash	167,408,107	8,143,396	975,183	14,627,013
Deposit with brokers for securities sold short	338,068,917	1,140,249	630,177	-
Receivable for securities sold	-	275,865	318,753	-
Receivable for fund shares issued	3,149,768	-	1,274	97,846
Receivable for dividends and interest	2,729,663	23,251	16,242	3,051,769

Total Assets	2,571,897,068	33,810,397	11,879,165	189,460,000

Liabilities
Securities sold short, at value (proceeds $273,425,677, $1,339,269, $536,737 and $- )	316,441,133	1,399,156	627,322	-
Payable for securities purchased	20,835,662	3,402,746	-	-
Payable for expenses and fees on securities sold short	468,187	845	315	-
Payable for fund shares redeemed	4,082,719	-	214,466	123,790
Payable for return of collateral received	224,265,270	2,425,207	965,154	16,794,458
Payable to Investment Adviser	1,448,198	16,900	6,967	69,576
Payable to Administrator	397,547	3,387	2,049	34,604
Accrued distribution and service fees	194,014	241	2,139	31,205
Payable to accountant and custodian	22,690	221	1,190	1,738

Total Liabilities	568,155,420	7,248,703	1,819,602	17,055,371

Net Assets	$2,003,741,648	$26,561,694	$10,059,563	$172,404,629

Components of Net Assets
Paid-in capital	$2,311,292,170	$24,973,774	$23,111,557	$184,467,485
Accumulated net investment income (loss)	10,027,001	6,639	26,835	219,056
Accumulated net realized gains (losses) from investment transactions	(532,600,267)	403,694	(13,790,220)	(16,654,909)
Net unrealized appreciation (depreciation) on investments	215,022,744	1,177,587	711,391	4,372,997

Net Assets	$2,003,741,648	$26,561,694	$10,059,563	$172,404,629

Net Assets
Class A shares	$512,714,130	$913,274	$7,446,839	$46,195,503
Class C shares	$111,658,161	$70,964	$807,411	$27,095,517
Class I shares	$1,340,537,009	$14,526,069	$1,805,313	$97,606,116
Class Y shares	$38,832,348	$11,051,387	-	$1,507,493

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	29,820,191	51,649	626,326	4,183,583
Class C Shares	6,943,881	4,027	71,943	2,456,920
Class I Shares	77,012,163	820,446	152,150	8,855,894
Class Y Shares	2,228,599	623,798	-	136,871

Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$17.19	$17.68	$11.89	$11.04
Class C Shares(A)	$16.08	$17.62	$11.22	$11.03
Class I Shares	$17.41	$17.71	$11.87	$11.02
Class Y Shares	$17.42	$17.72	-	$11.01

Maximum offering price
Maximum sales charge - Class A Shares	5.00%	5.00%	5.00%	3.50%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A Shares	$18.09	$18.61	$12.52	$11.44

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Page 22	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Statements of Operations

For the six months ended June 30, 2012 (Unaudited)

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Investment Income
Dividends	$5,952,803	$512,296	$16,359,157	$544,987
Interest	46,191	2,910	25,967	1,383
Securities lending income	493,343	9,550	107,272	4,387

Total Investment Income	6,492,337	524,756	16,492,396	550,757

Expenses
Investment advisory fees	3,204,496	285,842	3,887,867	173,776
Administration fees	982,135	91,833	1,740,098	59,380
Distribution fees - Class A	536,140	23,086	688,143	10,689
Distribution and service fees - Class C	163,952	42,145	158,825	17,559
Accounting and custody fees	3,565	3,235	23,745	1,989

Net Expenses	4,890,288	446,141	6,498,678	263,393

Net Investment Income (Loss)	1,602,049	78,615	9,993,718	287,364

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security sales	9,399,780	1,499,902	33,462,947	1,175,013
Net change in unrealized appreciation (depreciation) on investments	22,843,022	1,939,193	(55,208)	299,679

Net Realized and Unrealized Gains (Losses) on Investments	32,242,802	3,439,095	33,407,739	1,474,692

Change in Net Assets from Operations	$33,844,851	$3,517,710	$43,401,457	$1,762,056

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Investment Income
Dividends	$19,311,259	$94,078	$106,294	$54,494
Interest	115,667	7,552	11,894	5,312,289
Securities lending income	87,285	22,895	790	64,037

Total Investment Income	19,514,211	124,525	118,978	5,430,820

Expenses
Investment advisory fees	8,792,133	85,282	50,968	397,385
Administration fees	2,417,557	16,385	12,847	197,320
Distribution fees - Class A	645,747	788	9,363	52,978
Distribution and service fees - Class C	589,696	136	4,221	126,291
Accounting and custody fees	53,689	2,516	4,228	11,755
Expenses and fees on securities sold short	3,297,372	12,779	10,516	-

Net Expenses	15,796,194	117,886	92,143	785,729

Net Investment Income (Loss)	3,718,017	6,639	26,835	4,645,091

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	70,069,164	296,736	390,581	831,689
Net realized gains (losses) on closed short positions	9,741,725	106,958	23,219	-
Net change in unrealized appreciation (depreciation) on investments	(34,413,448)	1,177,587	762,574	2,502,677

Net Realized and Unrealized Gains (Losses) on Investments	45,397,441	1,581,281	1,176,374	3,334,366

Change in Net Assets from Operations	$49,115,458	$1,587,920	$1,203,209	$7,979,457

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 23

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011
From Operations
Net investment income (loss)	$1,602,049	$(1,965,273)	$78,615	$78,384	$9,993,718	$15,667,010	$287,364	$472,841
Net realized gains (losses) from security sales	9,399,780	37,188,307	1,499,902	2,139,908	33,462,947	12,766,818	1,175,013	791,820
Net change in unrealized appreciation (depreciation) on investments	22,843,022	(95,394,991)	1,939,193	(6,346,976)	(55,208)	2,373,247	299,679	(2,133,231)

Change in Net Assets from Operations	33,844,851	(60,171,957)	3,517,710	(4,128,684)	43,401,457	30,807,075	1,762,056	(868,570)

Distributions to Shareholders
From net investment income:
Class A	-	-	-	-	-	(6,627,845)	-	(39,417)
Class C	-	-	-	-	-	(108,384)
Class I	-	(445,201)	-	(40,001)	-	(8,894,235)	-	(266,183)
From net realized gains on investments:
Class A	-	(16,023,649)	-	(471,879)	-	-
Class C	-	(1,266,765)	-	(228,014)	-	-
Class I	-	(11,544,894)	-	(1,160,054)	-	-

Change in Net Assets from Distributions to Shareholders	-	(29,280,509)	-	(1,899,948)	-	(15,630,464)	-	(305,600)

Change in net assets from capital transactions	(20,244,146)	17,954,074	19,409,001	5,740,342	138,405,912	180,487,439	4,122,529	3,952,842

Total Change in Net Assets	13,600,705	(71,498,392)	22,926,711	(288,290)	181,807,369	195,664,050	5,884,585	2,778,672

Net Assets
Beginning of period	777,125,672	848,624,064	69,056,423	69,344,713	1,307,744,373	1,112,080,323	46,088,799	43,310,127

End of period	$790,726,377	$777,125,672	$91,983,134	$69,056,423	$1,489,551,742	$1,307,744,373	$51,973,384	$46,088,799

Accumulated Net Investment Income (Loss)	$1,602,049	$-	$125,690	$47,075	$13,369,433	$3,375,715	$760,204	$472,840

See accompanying Notes to Financial Statements.

Page 24	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011
From Capital Transactions:
Class A
Proceeds from shares sold	$55,428,812	$131,626,237	$3,643,918	$8,319,078	$96,657,793	$289,734,415	$698,084	$3,731,198
Reinvested distributions	-	14,169,771	-	407,144	388	6,334,730	-	36,147
Payments for shares redeemed	(93,136,067)	(164,898,697)	(4,377,367)	(6,999,177)	(159,593,016)	(168,247,710)	(464,089)	(3,032,680)

Change in Net Assets from Class A Share Transactions	(37,707,255)	(19,102,689)	(733,449)	1,727,045	(62,934,835)	127,821,435	233,995	734,665

Class C
Proceeds from shares sold	1,726,347	4,817,516	819,823	2,444,891	2,730,662	8,075,647	241,709	880,095
Reinvested distributions	-	1,125,427	-	165,889	108	90,617
Payments for shares redeemed	(2,689,456)	(5,186,954)	(776,981)	(1,193,527)	(3,409,964)	(7,215,073)	(758,188)	(1,420,240)

Change in Net Assets from Class C Share Transactions	(963,109)	755,989	42,842	1,417,253	(679,194)	951,191	(516,479)	(540,145)

Class I
Proceeds from shares sold	55,334,689	151,539,487	5,233,694	15,324,872	271,083,502	216,458,037	4,395,178	11,919,530
Reinvested distributions	134	9,502,510	-	1,007,091	-	7,384,792	-	246,689
Payments for shares redeemed	(90,568,980)	(124,741,223)	(6,763,168)	(13,735,919)	(124,342,743)	(172,128,016)	(5,752,805)	(8,407,897)

Change in Net Assets from Class I Share Transactions	(35,234,157)	36,300,774	(1,529,474)	2,596,044	146,740,759	51,714,813	(1,357,627)	3,758,322

Class Y
Proceeds from shares sold	53,822,788	-	21,710,834	-	55,538,838	-	5,783,463	-
Payments for shares redeemed	(162,413)	-	(81,752)	-	(259,656)	-	(20,823)	-

Change in Net Assets from Class Y Share Transactions	53,660,375	-	21,629,082	-	55,279,182	-	5,762,640	-

Change in net assets from capital transactions	$(20,244,146)	$17,954,074	$19,409,001	$5,740,342	$138,405,912	$180,487,439	$4,122,529	$3,952,842

Shares
Class A Shares
Issued	2,262,658	5,243,052	291,395	655,207	6,101,473	19,355,285	67,296	393,761
Reinvested	-	633,427	-	35,967	26	421,472	-	3,711
Redeemed	(3,800,144)	(6,584,334)	(352,240)	(570,129)	(10,195,135)	(11,213,426)	(44,987)	(308,761)

Change in shares outstanding	(1,537,486)	(707,855)	(60,845)	121,045	(4,093,636)	8,563,331	22,309	88,711

Class C
Issued	75,982	201,229	68,847	199,391	179,770	555,863	24,046	97,843
Reinvested	-	54,316	-	15,205	8	6,236	-	-
Redeemed	(118,085)	(224,894)	(65,018)	(103,138)	(225,893)	(504,137)	(76,812)	(148,897)

Change in shares outstanding	(42,103)	30,651	3,829	111,458	(46,115)	57,962	(52,766)	(51,054)

Class I
Issued	2,233,556	5,987,256	424,674	1,189,658	16,996,303	14,534,993	430,204	1,196,597
Reinvested	6	419,571	-	88,232	-	489,708	-	25,380
Redeemed	(3,622,243)	(4,913,993)	(557,071)	(1,130,873)	(7,868,460)	(11,492,104)	(557,173)	(837,541)

Change in shares outstanding	(1,388,681)	1,492,834	(132,397)	147,017	9,127,843	3,532,597	(126,969)	384,436

Class Y
Issued	2,135,505	-	1,783,502	-	3,537,732	-	563,158	-
Redeemed	(6,603)	-	(6,642)	-	(16,390)	-	(1,953)	-

Change in shares outstanding	2,128,902	-	1,776,860	-	3,521,342	-	561,205	-

Change in shares	(839,368)	815,630	1,587,447	379,520	8,509,434	12,153,890	403,779	422,093

See accompanying Notes to financial statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 25

Diamond Hill Funds

Statements of Changes in Net Assets

	Long-Short Fund		Research Opportunities Fund	Financial Long-Short Fund		Strategic Income Fund
	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the period January 3, 2012(A) through June 30, 2012 (Unaudited)	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011
From Operations
Net investment income (loss)	$3,718,017	$6,309,019	$6,639	$26,835	$14,545	$4,645,091	$8,635,367
Net realized gains (losses) from security sales	70,069,164	(9,156,109)	296,736	390,581	251,461	831,689	1,292,968
Net realized gains (losses) from closed short positions	9,741,725	4,274,910	106,958	23,219	66,927	-	-
Net change in unrealized appreciation (depreciation) on investments	(34,413,448)	50,048,450	1,177,587	762,574	(2,061,015)	2,502,677	(2,444,055)

Change in Net Assets from Operations	49,115,458	51,476,270	1,587,920	1,203,209	(1,728,082)	7,979,457	7,484,280

Distributions to Shareholders
From net investment income:
Class A	-	-	-	-	(24,449)	(1,218,881)	(2,447,874)
Class C	-	-	-	-	-	(636,421)	(1,200,578)
Class I	-	(2,198,228)	-	-	(10,300)	(2,692,405)	(4,886,777)
Class Y	-	-	-	-	-	(44,112)	-

Change in Net Assets from Distributions to Shareholders	-	(2,198,228)	-	-	(34,749)	(4,591,819)	(8,535,229)

Change in net assets from capital transactions	108,784,940	(127,006,915)	24,973,774	(173,248)	(1,004,214)	22,986,461	3,564,997

Total Change in Net Assets	157,900,398	(77,728,873)	26,561,694	1,029,961	(2,767,045)	26,374,099	2,514,048
Net Assets
Beginning of period	1,845,841,250	1,923,570,123	-	9,029,602	11,796,647	146,030,530	143,516,482

End of period	$2,003,741,648	$1,845,841,250	$26,561,694	$10,059,563	$9,029,602	$172,404,629	$146,030,530

Accumulated Net Investment Income (Loss)	$10,027,001	$6,308,984	$6,639	$26,835	$-	$219,056	$165,784

(A)	Commencement of operations.

See accompanying Notes to Financial Statements.

Page 26	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Statements of Changes in Net Assets

	Long-Short Fund		Research Opportunities Fund	Financial Long-Short Fund		Strategic Income Fund
	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the period January 3, 2012(A) through June 30, 2012 (Unaudited)	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011	For the six months ended June 30, 2012 (Unaudited)	For the year ended December 31, 2011
From Capital Transactions:
Class A
Proceeds from shares sold	$85,854,278	$189,806,993	$1,275,946	$1,091,567	$2,865,147	$9,463,610	$26,060,492
Reinvested distributions	-	-	-	-	19,203	862,650	1,692,066
Payments for shares redeemed	(99,966,036)	(390,748,620)	(358,203)	(1,190,937)	(3,541,151)	(3,911,514)	(30,843,853)

Change in Net Assets from Class A Share Transactions	(14,111,758)	(200,941,627)	917,743	(99,370)	(656,801)	6,414,746	(3,091,295)

Class C
Proceeds from shares sold	3,833,009	7,670,004	71,500	31,000	149,651	4,225,315	4,116,876
Reinvested distributions	-	-	-	-	-	325,211	613,594
Payments for shares redeemed	(14,893,253)	(70,332,026)	-	(120,098)	(565,644)	(1,708,425)	(5,145,192)

Change in Net Assets from Class C Share Transactions	(11,060,244)	(62,662,022)	71,500	(89,098)	(415,993)	2,842,101	(414,722)

Class I
Proceeds from shares sold	259,306,656	521,061,532	19,444,566	399,372	1,659,056	16,442,034	15,732,671
Reinvested distributions	26	859,426	-	-	8,655	2,000,763	3,563,436
Payments for shares redeemed	(164,831,793)	(385,324,224)	(6,242,454)	(384,152)	(1,599,131)	(6,199,099)	(12,225,093)

Change in Net Assets from Class I Share Transactions	94,474,889	136,596,734	13,202,112	15,220	68,580	12,243,698	7,071,014

Class Y
Proceeds from shares sold	48,445,162	-	10,782,419	-	-	1,530,756	-
Reinvested distributions	-	-	-	-	-	37,703	-
Payments for shares redeemed	(8,963,109)	-	-	-	-	(82,543)	-

Change in Net Assets from Class Y Share Transactions	39,482,053	-	10,782,419	-	-	1,485,916	-

Change in net assets from capital transactions	$108,784,940	$(127,006,915)	$24,973,774	$(173,248)	$(1,004,214)	$22,986,461	$3,564,997

Shares

Class A Shares
Issued	4,935,480	11,487,001	71,020	93,872	243,557	856,434	2,377,879
Reinvested	-	-	-	-	1,820	78,201	154,925
Redeemed	(5,742,478)	(23,834,152)	(19,371)	(100,314)	(313,720)	(354,190)	(2,831,935)

Change in shares outstanding	(806,998)	(12,347,151)	51,649	(6,442)	(68,343)	580,445	(299,131)

Class C
Issued	234,029	491,072	4,027	2,755	13,408	383,002	377,761
Reinvested	-	-	-	-	-	29,517	56,269
Redeemed	(915,173)	(4,522,291)	-	(10,693)	(52,707)	(155,030)	(471,092)

Change in shares outstanding	(681,144)	(4,031,219)	4,027	(7,938)	(39,299)	257,489	(37,062)

Class I
Issued	14,707,049	31,237,550	1,182,212	33,527	135,903	1,495,600	1,443,472
Reinvested	4	50,614	-	-	824	181,730	327,465
Redeemed	(9,343,471)	(23,318,156)	(361,766)	(32,627)	(139,844)	(564,708)	(1,124,068)

Change in shares outstanding	5,363,582	7,970,008	820,446	900	(3,117)	1,112,622	646,869

Class Y
Issued	2,740,689	-	623,798	-	-	141,013	-
Reinvested	-	-	-	-	-	3,427	-
Redeemed	(512,090)	-	-	-	-	(7,569)	-

Change in shares outstanding	2,228,599	-	623,798	-	-	136,871	-

Change in shares	6,104,039	(8,408,362)	1,499,920	(13,480)	(110,759)	2,087,427	310,676

(A)	Commencement of operations.

See accompanying Notes to financial statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 27

Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Diamond Hill Small Cap Fund Class A	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	23.04	0.04	0.94	0.98	-	-	-	$24.02	4.25	%(C)	$412,785	1.30	%(D)	0.31	%(D)	7	%(C)
For the year ended December 31, 2011	25.80	(0.08)	(1.80)	(1.88)	-	(0.88)	(0.88)	$23.04	(7.17)%	$431,313	1.33%	(0.32)%	28%
For the year ended December 31, 2010	21.31	(0.05)	4.95	4.90	-	(0.41)	(0.41)	$25.80	22.99%	$501,237	1.37%	(0.24)%	35%
For the year ended December 31, 2009	16.53	(0.01)	4.79	4.78	-	-	-	$21.31	28.92%	$438,722	1.38%	(0.09)%	47%
For the year ended December 31, 2008	22.53	0.13	(5.98)	(5.85)	(0.12)	(0.03)	(0.15)	$16.53	(25.99)%	$308,832	1.35%	0.75%	47%
For the year ended December 31, 2007	25.03	0.08	(1.00)	(0.92)	(0.08)	(1.50)	(1.58)	$22.53	(3.79)%	$315,378	1.39%	0.29%	21%

Class C
For the six months ended June 30, 2012 (Unaudited)	21.34	(0.05)	0.87	0.82	-	-	-	$22.16	3.84	%(C)	$31,959	2.05	%(D)	(0.43	)%(D)	7	%(C)
For the year ended December 31, 2011	24.14	(0.25)	(1.67)	(1.92)	-	(0.88)	(0.88)	$21.34	(7.83)%	$31,664	2.08%	(1.07)%	28%
For the year ended December 31, 2010	20.12	(0.16)	4.59	4.43	-	(0.41)	(0.41)	$24.14	22.01%	$35,093	2.12%	(0.96)%	35%
For the year ended December 31, 2009	15.72	(0.13)	4.53	4.40	-	-	-	$20.12	27.99%	$23,172	2.13%	(0.83)%	47%
For the year ended December 31, 2008	21.44	(0.01)	(5.68)	(5.69)	-	(0.03)	(0.03)	$15.72	(26.55)%	$16,790	2.11%	(0.03)%	47%
For the year ended December 31, 2007	24.00	(0.15)	(0.91)	(1.06)	-	(1.50)	(1.50)	$21.44	(4.51)%	$25,158	2.14%	(0.46)%	21%

Class I
For the six months ended June 30, 2012 (Unaudited)	23.27	0.07	0.96	1.03	-	-	-	$24.30	4.43	%(C)	$294,224	1.05	%(D)	0.56	%(D)	7	%(C)
For the year ended December 31, 2011	26.01	(0.01)	(1.82)	(1.83)	(0.03)	(0.88)	(0.91)	$23.27	(6.91)%	$314,149	1.04%	(0.03)%	28%
For the year ended December 31, 2010	21.41	-	(E)	5.01	5.01	-	(0.41)	(0.41)	$26.01	23.39%	$312,295	1.00%	0.20%	35%
For the year ended December 31, 2009	16.55	0.04	4.83	4.87	(0.01)	-	(0.01)	$21.41	29.43%	$106,561	0.99%	0.30%	47%
For the year ended December 31, 2008	22.57	0.17	(5.97)	(5.80)	(0.19)	(0.03)	(0.22)	$16.55	(25.69)%	$38,967	0.98%	1.17%	47%
For the year ended December 31, 2007	25.08	0.22	(1.05)	(0.83)	(0.18)	(1.50)	(1.68)	$22.57	(3.41)%	$32,057	0.98%	0.69%	21%

Class Y(F)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	23.27	0.06	0.98	1.04	-	-	-	$24.31	4.47	%(C)	$51,757	0.90	%(D)	0.89	%(D)	7	%(C)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Not annualized.

(D)	Annualized.

(E)	Amount is less than $0.005.

(F)	Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Page 28	Diamond Hill Funds Semi-Annual Report June 30, 2012

Small-Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Diamond Hill Small-Mid Cap Fund Class A	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of gross expenses to average net assets	Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	11.71	-	(C)	0.55	0.55	-	-	-	$12.26	4.70	%(D)	$17,542	1.26	%(E)	0.10	%(E)	1.26	%(E)	13	%(D)
For the year ended December 31, 2011	12.56	-	(C)	(0.53)	(0.53)	-	(0.32)	(0.32)	$11.71	(4.19)%	$17,461	1.28%	-	%(F)	1.28%	48%
For the year ended December 31, 2010	10.22	(0.04)	2.38	2.34	-	-	(C)	-	(C)	$12.56	23.03%	$17,216	1.32%	(0.17)%	1.32%	35%
For the year ended December 31, 2009	7.26	0.03	2.93	2.96	-	-	-	$10.22	40.77%	$8,616	1.33%	0.17%	1.33%	74%
For the year ended December 31, 2008	10.50	0.10	(3.25)	(3.15)	(0.09)	-	(0.09)	$7.26	(30.01)%	$7,557	1.32%	1.11%	1.32%	91%
For the year ended December 31, 2007	10.91	0.06	(0.15)	(0.09)	(0.04)	(0.28)	(0.32)	$10.50	(0.91)%	$10,549	1.33%	0.54%	1.34%	39%

Class C
For the six months ended June 30, 2012 (Unaudited)	11.28	(0.04)	0.53	0.49	-	-	-	$11.77	4.34	%(D)	$8,508	2.01	%(E)	(0.64	)%(E)	2.01	%(E)	13	%(D)
For the year ended December 31, 2011	12.21	(0.06)	(0.55)	(0.61)	-	(0.32)	(0.32)	$11.28	(4.89)%	$8,110	2.02%	(0.74)%	2.02%	48%
For the year ended December 31, 2010	10.00	(0.05)	2.26	2.21	-	-	(C)	-	(C)	$12.21	22.14%	$7,417	2.07%	(0.90)%	2.07%	35%
For the year ended December 31, 2009	7.15	(0.04)	2.89	2.85	-	-	-	$10.00	39.86%	$4,361	2.08%	(0.59)%	2.08%	74%
For the year ended December 31, 2008	10.40	0.04	(3.22)	(3.18)	(0.07)	-	(0.07)	$7.15	(30.54)%	$2,920	2.05%	0.48%	2.05%	91%
For the year ended December 31, 2007	10.85	(0.02)	(0.15)	(0.17)	-	(0.28)	(0.28)	$10.40	(1.65)%	$2,388	2.08%	(0.21)%	2.09%	39%

Class I
For the six months ended June 30, 2012 (Unaudited)	11.78	0.02	0.55	0.57	-	-	-	$12.35	4.84	%(D)	$43,969	1.00	%(E)	0.36	%(E)	1.00	%(E)	13	%(D)
For the year ended December 31, 2011	12.61	0.04	(0.54)	(0.50)	(0.01)	(0.32)	(0.33)	$11.78	(3.86)%	$43,485	0.99%	0.29%	0.99%	48%
For the year ended December 31, 2010	10.23	0.02	2.37	2.39	(0.01)	-	(C)	(0.01)	$12.61	23.43%	$44,711	0.95%	0.22%	0.95%	35%
For the year ended December 31, 2009	7.25	0.04	2.96	3.00	(0.02)	-	(0.02)	$10.23	41.36%	$26,110	0.94%	0.54%	0.94%	74%
For the year ended December 31, 2008	10.50	0.13	(3.26)	(3.13)	(0.12)	-	(0.12)	$7.25	(29.77)%	$14,815	0.93%	1.49%	0.93%	91%
For the year ended December 31, 2007	10.91	0.09	(0.13)	(0.04)	(0.09)	(0.28)	(0.37)	$10.50	(0.44)%	$18,478	0.93%	0.97%	0.94%	39%

Class Y(G)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	11.78	0.01	0.57	0.58	-	-	-	$12.36	4.92	%(D)	$21,964	0.85	%(E)	0.71	%(E)	0.85	%(E)	13	%(D)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Amount is less than $0.005.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than 0.005%.

(G)	Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 29

Large Cap Fund

Financial Highlights

(For a share of beneficial interest outstanding throughout each period)

Diamond Hill Large Cap Fund Class A	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of gross expenses to average net assets	Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	$14.96	0.10	0.44	0.54	-	-	-	$15.50	3.61	%(C)	$551,465	1.06	%(D)	1.27	%(D)	1.06	%(D)	18	%(C)
For the year ended December 31, 2011	$14.78	0.18	(E)	0.17	0.35	(0.17)	-	(0.17)	$14.96	2.35%	$593,124	1.12%	1.19%	1.12%	16%
For the year ended December 31, 2010	$13.62	0.10	1.17	1.27	(0.11)	-	(0.11)	$14.78	9.29%	$459,659	1.18%	0.90%	1.18%	16%
For the year ended December 31, 2009	$10.47	0.10	3.06	3.16	(0.01)	-	(0.01)	$13.62	30.21%	$344,456	1.18%	0.91%	1.18%	31%
For the year ended December 31, 2008	$16.25	0.15	(5.69)	(5.54)	(0.14)	(0.10)	(0.24)	$10.47	(34.06)%	$254,688	1.16%	1.23%	1.16%	28%
For the year ended December 31, 2007	$16.36	0.21	0.69	0.90	(0.19)	(0.82)	(1.01)	$16.25	5.42%	$309,617	1.18%	1.15%	1.19%	44%

Class C
For the six months ended June 30, 2012 (Unaudited)	$14.46	0.04	0.44	0.48	-	-	-	$14.94	3.32	%(C)	$30,777	1.81	%(D)	0.52	%(D)	1.81	%(D)	18	%(C)
For the year ended December 31, 2011	$14.29	0.06	0.16	0.22	(0.05)	-	(0.05)	$14.46	1.55%	$30,465	1.87%	0.45%	1.87%	16%
For the year ended December 31, 2010	$13.18	0.02	1.09	1.11	-	(F)	-	-	(F)	$14.29	8.45%	$29,274	1.93%	0.15%	1.93%	16%
For the year ended December 31, 2009	$10.19	0.02	2.97	2.99	-	-	-	$13.18	29.34%	$25,454	1.93%	0.17%	1.93%	31%
For the year ended December 31, 2008	$15.84	0.06	(5.55)	(5.49)	(0.06)	(0.10)	(0.16)	$10.19	(34.64)%	$20,656	1.91%	0.48%	1.91%	28%
For the year ended December 31, 2007	$15.99	0.06	0.70	0.76	(0.09)	(0.82)	(0.91)	$15.84	4.68%	$27,084	1.93%	0.43%	1.93%	44%

Class I
For the six months ended June 30, 2012 (Unaudited)	$15.01	0.10	0.47	0.57	-	-	-	$15.58	3.80	%(C)	$852,405	0.80	%(D)	1.54	%(D)	0.80	%(D)	18	%(C)
For the year ended December 31, 2011	$14.82	0.22	0.17	0.39	(0.20)	-	(0.20)	$15.01	2.60%	$684,156	0.83%	1.49%	0.83%	16%
For the year ended December 31, 2010	$13.65	0.13	1.20	1.33	(0.16)	-	(0.16)	$14.82	9.72%	$623,147	0.81%	1.29%	0.81%	16%
For the year ended December 31, 2009	$10.49	0.11	3.11	3.22	(0.06)	-	(0.06)	$13.65	30.71%	$347,998	0.79%	1.28%	0.79%	31%
For the year ended December 31, 2008	$16.29	0.23	(5.74)	(5.51)	(0.19)	(0.10)	(0.29)	$10.49	(33.82)%	$141,416	0.78%	1.67%	0.78%	28%
For the year ended December 31, 2007	$16.40	0.25	0.73	0.98	(0.27)	(0.82)	(1.09)	$16.29	5.88%	$84,129	0.78%	1.60%	0.78%	44%

Class Y(G)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$15.01	0.08	0.50	0.58	-	-	-	$15.59	3.86	%(C)	$54,906	0.65	%(D)	1.62	%(D)	0.65	%(D)	18	%(C)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Not annualized.

(D)	Annualized.

(E)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(F)	Amount is less than $0.005.

(G)	Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Page 30	Diamond Hill Funds Semi-Annual Report June 30, 2012

Select Fund

Financial Highlights

(For a share of beneficial interest outstanding throughout each period)

Diamond Hill Select Fund Class A	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)		Net assets at end of period (000's)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of gross expenses to average net assets		Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	$9.69	0.05	0.32	0.37	-	-	-	$10.06	3.82	%(C)	$8,606	1.21	%(D)	1.01	%(D)	1.21	%(D)	19	%(C)
For the year ended December 31, 2011	$9.99	0.08	(0.33)	(0.25)	(0.05)	-	(0.05)	$9.69	(2.53)%		$8,071	1.23%		0.92%		1.23%		26%
For the year ended December 31, 2010	$9.02	0.07	0.91	0.98	(0.01)	-	(0.01)	$9.99	10.83%		$7,437	1.28%		0.67%		1.28%		18%
For the year ended December 31, 2009	$6.82	0.04	2.16	2.20	-	-	-	$9.02	32.26%		$6,910	1.28%		0.60%		1.28%		57%
For the year ended December 31, 2008	$10.61	0.09	(3.55)	(3.46)	(0.08)	(0.25)	(0.33)	$6.82	(32.68)%		$4,030	1.28%		1.10%		1.28%		85%
For the year ended December 31, 2007	$11.17	0.12	0.53	0.65	(0.09)	(1.12)	(1.21)	$10.61	5.63%		$6,841	1.29%		0.90%		1.29%		55%

Class C
For the six months ended June 30, 2012 (Unaudited)	$9.51	0.03	0.30	0.33	-	-	-	$9.84	3.47	%(C)	$3,236	1.96	%(D)	0.26	%(D)	1.96	%(D)	19	%(C)
For the year ended December 31, 2011	$9.83	0.02	(0.34)	(0.32)	-	-	-	$9.51	(3.26)%		$3,630	1.98%		0.15%		1.98%		26%
For the year ended December 31, 2010	$8.94	(0.01)	0.90	0.89	-	-	-	$9.83	9.96%		$4,254	2.03%		(0.08)%		2.03%		18%
For the year ended December 31, 2009	$6.78	0.01	2.15	2.16	-	-	-	$8.94	31.86%		$3,472	2.03%		0.07%		2.03%		57%
For the year ended December 31, 2008	$10.56	0.02	(3.55)	(3.53)	-	(0.25)	(0.25)	$6.78	(33.48)%		$3,366	2.01%		0.28%		2.02%		85%
For the year ended December 31, 2007	$11.16	0.02	0.54	0.56	(0.04)	(1.12)	(1.16)	$10.56	4.78%		$6,912	2.03%		0.23%		2.04%		55%

Class I
For the six months ended June 30, 2012 (Unaudited)	$9.68	0.07	0.31	0.38	-	-	-	$10.06	3.93	%(C)	$34,479	0.95	%(D)	1.26	%(D)	0.95	%(D)	19	%(C)
For the year ended December 31, 2011	$9.98	0.11	(0.33)	(0.22)	(0.08)	-	(0.08)	$9.68	(2.25)%		$34,388	0.95%		1.21%		0.95%		26%
For the year ended December 31, 2010	$9.02	0.07	0.94	1.01	(0.05)	-	(0.05)	$9.98	11.19%		$31,619	0.91%		1.05%		0.91%		18%
For the year ended December 31, 2009	$6.75	0.05	2.22	2.27	-	-	-	$9.02	33.63%		$23,122	0.89%		1.29%		0.89%		57%
For the year ended December 31, 2008	$10.59	0.11	(3.58)	(3.47)	(0.12)	(0.25)	(0.37)	$6.75	(32.85)%		$7,489	0.87%		1.58%		0.87%		85%
For the year ended December 31, 2007	$11.16	0.13	0.57	0.70	(0.15)	(1.12)	(1.27)	$10.59	6.10%		$4,667	0.88%		1.37%		0.89%		55%

Class Y(E)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$9.68	0.04	0.35	0.39	-	-	-	$10.07	4.03	%(C)	$5,652	0.81	%(D)	1.39	%(D)	0.81	%(D)	19	%(C)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Not annualized.

(D)	Annualized.

(E)	Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 31

Long-Short Fund

Financial Highlights

(For a share of beneficial interest outstanding throughout each period)

Diamond Hill Long-Short Fund Class A	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of net expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	$16.75	0.02	0.42	0.44	-	-	-	$17.19	2.63	%(C)	$512,714	1.75	%(D)	0.25	%(D)	1.41	%(D)	26	%(C)
For the year ended December 31, 2011	$16.26	0.03	(E)	0.46	0.49	-	-	-	$16.75	3.01%	$512,870	1.67%	0.21%	1.43%	50%
For the year ended December 31, 2010	$16.31	-	(F)	(0.05)	(0.05)	-	-	-	$16.26	(0.31)%	$698,670	1.81%	0.01%	1.48%	43%
For the year ended December 31, 2009	$13.83	-	(F)	2.48	2.48	-	-	-	$16.31	17.93%	$965,382	1.85%	-	%(G)	1.48%	44%
For the year ended December 31, 2008	$18.40	0.16	(4.52)	(4.36)	(0.15)	(0.06)	(0.21)	$13.83	(23.65)%	$1,110,982	1.62%	0.95%	1.45%	59%
For the year ended December 31, 2007	$18.57	0.44	0.16	0.60	(0.42)	(0.35)	(0.77)	$18.40	3.14%	$965,259	1.69%	2.46%	1.48%	59%

Class C
For the six months ended June 30, 2012 (Unaudited)	$15.72	(0.04)	0.40	0.36	-	-	-	$16.08	2.29	%(C)	$111,658	2.50	%(D)	(0.50	)%(D)	2.16	%(D)	26	%(C)
For the year ended December 31, 2011	$15.37	(0.08	)(E)	0.43	0.35	-	-	-	$15.72	2.28%	$119,850	2.43%	(0.54)%	2.19%	50%
For the year ended December 31, 2010	$15.54	(0.19)	0.02	(0.17)	-	-	-	$15.37	(1.09)%	$179,214	2.56%	(0.73)%	2.23%	43%
For the year ended December 31, 2009	$13.28	(0.12)	2.38	2.26	-	-	-	$15.54	17.02%	$256,445	2.60%	(0.76)%	2.23%	44%
For the year ended December 31, 2008	$17.65	0.04	(4.32)	(4.28)	(0.03)	(0.06)	(0.09)	$13.28	(24.26)%	$278,069	2.37%	0.22%	2.20%	59%
For the year ended December 31, 2007	$17.88	0.27	0.16	0.43	(0.31)	(0.35)	(0.66)	$17.65	2.41%	$303,392	2.44%	1.72%	2.23%	59%

Class I
For the six months ended June 30, 2012 (Unaudited)	$16.93	0.04	0.44	0.48	-	-	-	$17.41	2.84	%(C)	$1,340,537	1.49	%(D)	0.51	%(D)	1.15	%(D)	26	%(C)
For the year ended December 31, 2011	$16.42	0.09	(E)	0.45	0.54	(0.03)	-	(0.03)	$16.93	3.29%	$1,213,122	1.39%	0.52%	1.15%	50%
For the year ended December 31, 2010	$16.42	0.04	(0.03)	0.01	(0.01)	-	(0.01)	$16.42	0.03%	$1,045,686	1.46%	0.42%	1.11%	43%
For the year ended December 31, 2009	$13.87	0.05	2.50	2.55	-	(F)	-	-	(F)	$16.42	18.39%	$733,909	1.47%	0.37%	1.10%	44%
For the year ended December 31, 2008	$18.46	0.19	(4.51)	(4.32)	(0.21)	(0.06)	(0.27)	$13.87	(23.36)%	$657,662	1.24%	1.33%	1.08%	59%
For the year ended December 31, 2007	$18.63	0.48	0.19	0.67	(0.49)	(0.35)	(0.84)	$18.46	3.59%	$500,425	1.29%	2.87%	1.08%	59%

Class Y(H)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$16.93	0.03	0.46	0.49	-	-	-	$17.42	2.89	%(C)	$38,832	1.34	%(D)	0.69	%(D)	1.00	%(D)	26	%(C)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Not annualized.

(D)	Annualized.

(E)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(F)	Amount is less than $0.005.

(G)	Amount is less than 0.005%

(H)	Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Page 32	Diamond Hill Funds Semi-Annual Report June 30, 2012

Research Opportunities Fund

Financial Highlights

(For a share of beneficial interest outstanding throughout each period)

Diamond Hill Research Opportunities Fund(C) Class A	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value at end of period	Total return(A)		Net assets at end of period (000's)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of net expenses to average net assets, excluding expenses and fees on securities sold short		Portfolio turnover rate(B)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$16.60	(0.01)		1.09	1.08	$17.68	6.51	%(D)	$913	1.67	%(E)	(0.11	)%(E)	1.52	%(E)	25	%(D)

Class C
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$16.60	(0.02)		1.04	1.02	$17.62	6.14	%(D)	$71	2.41	%(E)	(0.62	)%(E)	2.26	%(E)	25	%(D)

Class I
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$16.60	-	(F)	1.11	1.11	$17.71	6.69	%(D)	$14,526	1.42	%(E)	0.04	%(E)	1.27	%(E)	25	%(D)

Class Y
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$16.60	0.01		1.11	1.12	$17.72	6.75	%(D)	$11,051	1.27	%(E)	0.16	%(E)	1.12	%(E)	25	%(D)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Fund commenced public offering and investment operations on January 3, 2012.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 33

Financial Long-Short Fund

Financial Highlights

(For a share of beneficial interest outstanding throughout each period)

Financial Long-Short Fund Class A	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)		Net assets at end of period (000's)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of gross expenses to average net assets		Ratio of net expenses to average net assets, excluding expenses and fees on securities sold short		Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	$10.51	0.03		1.35	1.38	-	-	-	$11.89	13.13	%(C)	$7,447	1.79	%(D)	0.51	%(D)	1.79	%(D)	1.59	%(D)	25	%(C)
For the year ended December 31, 2011	$12.18	0.02		(1.65)	(1.63)	(0.04)	-	(0.04)	$10.51	(13.39)%		$6,650	1.66%		0.14%		1.66%		1.54%		52%
For the year ended December 31, 2010	$10.43	0.02		1.73	1.75	-	-	-	$12.18	16.78%		$8,543	1.71%		0.09%		1.71%		1.56%		60%
For the year ended December 31, 2009	$8.48	0.16	(E)	1.94	2.10	(0.15)	-	(0.15)	$10.43	24.73%		$8,053	1.77%		1.92%		1.77%		1.58%		85%
For the year ended December 31, 2008	$16.20	0.45		(7.74)	(7.29)	(0.42)	(0.01)	(0.43)	$8.48	(44.98)%		$7,596	1.85%		2.37%		1.85%		1.56%		74%
For the year ended December 31, 2007	$20.90	0.49		(4.04)	(3.55)	(0.47)	(0.68)	(1.15)	$16.20	(17.05)%		$27,597	1.81%		2.17%		1.82%		1.59%		55%

Class C
For the six months ended June 30, 2012 (Unaudited)	$9.96	(0.01)		1.27	1.26	-	-	-	$11.22	12.65	%(C)	$807	2.54	%(D)	(0.11	)%(D)	2.54	%(D)	2.34	%(D)	25	%(C)
For the year ended December 31, 2011	$11.58	(0.07	)(E)	(1.55)	(1.62)	-	-	-	$9.96	(13.99)%		$795	2.41%		(0.60)%		2.41%		2.29%		52%
For the year ended December 31, 2010	$9.99	(0.10)		1.69	1.59	-	-	-	$11.58	15.92%		$1,381	2.46%		(0.66)%		2.46%		2.31%		60%
For the year ended December 31, 2009	$8.12	0.09	(E)	1.84	1.93	(0.06)	-	(0.06)	$9.99	23.81%		$1,295	2.52%		1.17%		2.52%		2.33%		85%
For the year ended December 31, 2008	$15.60	0.21		(7.31)	(7.10)	(0.37)	(0.01)	(0.38)	$8.12	(45.49)%		$1,866	2.58%		1.76%		2.58%		2.30%		74%
For the year ended December 31, 2007	$20.10	0.34		(3.88)	(3.54)	(0.28)	(0.68)	(0.96)	$15.60	(17.68)%		$3,287	2.56%		1.42%		2.57%		2.34%		55%

Class I
For the six months ended June 30, 2012 (Unaudited)	$10.47	0.05		1.35	1.40	-	-	-	$11.87	13.37	%(C)	$1,805	1.54	%(D)	0.87	%(D)	1.54	%(D)	1.33	%(D)	25	%(C)
For the year ended December 31, 2011	$12.14	0.07		(1.67)	(1.60)	(0.07)	-	(0.07)	$10.47	(13.21)%		$1,584	1.37%		0.47%		1.37%		1.25%		52%
For the year ended December 31, 2010	$10.37	0.08		1.71	1.79	(0.02)	-	(0.02)	$12.14	17.29%		$1,873	1.34%		0.45%		1.34%		1.19%		60%
For the year ended December 31, 2009	$8.43	0.21	(E)	1.92	2.13	(0.19)	-	(0.19)	$10.37	25.31%		$671	1.38%		2.45%		1.38%		1.19%		85%
For the year ended December 31, 2008	$16.18	0.63		(7.89)	(7.26)	(0.48)	(0.01)	(0.49)	$8.43	(44.79)%		$709	1.47%		2.80%		1.47%		1.18%		74%
For the year ended December 31, 2007	$20.90	0.37		(3.83)	(3.46)	(0.58)	(0.68)	(1.26)	$16.18	(16.61)%		$2,464	1.41%		2.96%		1.42%		1.18%		55%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Not annualized.

(D)	Annualized.

(E)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

Page 34	Diamond Hill Funds Semi-Annual Report June 30, 2012

Strategic Income Fund

Financial Highlights

(For a share of beneficial interest outstanding throughout each period)

Diamond Hill Strategic Income Fund Class A	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value at end of period	Total return(A)		Net assets at end of period (000's)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of gross expenses to average net assets		Portfolio turnover rate(B)
For the six months ended June 30, 2012 (Unaudited)	$10.79	0.31	0.25	0.56	(0.31)	-	-	(0.31)	$11.04	5.25	%(C)	$46,196	1.02	%(D)	5.81	%(D)	1.02	%(D)	15	%(C)
For the year ended December 31, 2011	$10.86	0.65	(0.09)	0.56	(0.63)	-	-	(0.63)	$10.79	5.21%		$38,895	1.02%		5.80%		1.02%		36%
For the year ended December 31, 2010	$10.15	0.64	0.69	1.33	(0.62)	-	-	(0.62)	$10.86	13.33%		$42,360	1.06%		5.81%		1.06%		68%
For the year ended December 31, 2009	$8.28	0.69	1.86	2.55	(0.68)	-	-	(0.68)	$10.15	32.13%		$41,048	1.08%		7.64%		1.08%		83%
For the year ended December 31, 2008	$10.41	0.71	(2.19)	(1.48)	(0.64)	-	(0.01)	(0.65)	$8.28	(14.79)%		$31,268	1.06%		6.60%		1.06%		95%
For the year ended December 31, 2007	$11.71	0.68	(1.20)	(0.52)	(0.67)	(0.11)	-	(0.78)	$10.41	(4.78)%		$54,435	1.08%		6.15%		1.09%		142%

Class C
For the six months ended June 30, 2012 (Unaudited)	$10.78	0.27	0.25	0.52	(0.27)	-	-	(0.27)	$11.03	4.89	%(C)	$27,096	1.77	%(D)	5.06	%(D)	1.77	%(D)	15	%(C)
For the year ended December 31, 2011	$10.85	0.56	(0.08)	0.48	(0.55)	-	-	(0.55)	$10.78	4.48%		$23,717	1.77%		5.06%		1.77%		36%
For the year ended December 31, 2010	$10.15	0.54	0.70	1.24	(0.54)	-	-	(0.54)	$10.85	12.39%		$24,264	1.81%		5.06%		1.81%		68%
For the year ended December 31, 2009	$8.27	0.58	1.91	2.49	(0.61)	-	-	(0.61)	$10.15	31.34%		$22,120	1.83%		6.88%		1.83%		83%
For the year ended December 31, 2008	$10.41	0.65	(2.21)	1.56	(0.57)	-	(0.01)	(0.58)	$8.27	(15.51)%		$14,730	1.80%		5.87%		1.81%		95%
For the year ended December 31, 2007	$11.70	0.62	(1.22)	(0.60)	(0.58)	(0.11)	-	(0.69)	$10.41	(5.43)%		$24,638	1.83%		5.35%		1.84%		142%

Class I
For the six months ended June 30, 2012 (Unaudited)	$10.77	0.33	0.25	0.58	(0.33)	-	-	(0.33)	$11.02	5.38	%(C)	$97,606	0.76	%(D)	6.07	%(D)	0.76	%(D)	15	%(C)
For the year ended December 31, 2011	$10.84	0.67	(0.08)	0.59	(0.66)	-	-	(0.66)	$10.77	5.53%		$83,418	0.73%		6.10%		0.73%		36%
For the year ended December 31, 2010	$10.13	0.64	0.72	1.36	(0.65)	-	-	(0.65)	$10.84	13.77%		$76,893	0.69%		6.18%		0.69%		68%
For the year ended December 31, 2009	$8.26	0.73	1.85	2.58	(0.71)	-	-	(0.71)	$10.13	32.69%		$64,407	0.69%		8.05%		0.69%		83%
For the year ended December 31, 2008	$10.40	0.70	(2.15)	(1.45)	(0.68)	-	(0.01)	(0.69)	$8.26	(14.55)%		$50,185	0.67%		7.05%		0.68%		95%
For the year ended December 31, 2007	$11.69	0.71	(1.17)	(0.46)	(0.72)	(0.11)	-	(0.83)	$10.40	(4.31)%		$70,205	0.68%		6.62%		0.68%		142%

Class Y(E)
For the period January 3, 2012 through June 30, 2012 (Unaudited)	$10.77	0.32	0.25	0.57	(0.33)	-	-	(0.33)	$11.01	5.36	%(C)	$1,507	0.61	%(D)	6.22	%(D)	0.61	%(D)	15	%(C)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Not annualized.

(D)	Annualized.

(E)	Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 35

Diamond Hill Funds

Notes to Financial Statements

June 30, 2012 (Unaudited)

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”) Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust.

With the exception of the Financial Long-Short Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund which is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or

Page 36	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

Approximately 0.6% of the Strategic Income Fund’s net assets are being valued using estimates provided by the Fair Value Committee. The Fair Value Committee relied heavily upon analysis of the Strategic Income Fund’s portfolio manager in the absence of readily ascertainable fair values. These values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 during the period ended June 30, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$691,934,946	$-
Registered Investment Company	102,202,011	-

Total	794,136,957	-
Small-Mid Cap Fund
Common Stocks*	83,968,076	-
Registered Investment Company	16,481,184	-

Total	100,449,260	-
Large Cap Fund
Common Stocks*	1,433,590,246	-
Registered Investment Company	180,207,753	-

Total	1,613,797,999	-
Select Fund
Common Stocks*	48,901,618	-
Registered Investment Company	8,766,875	-

Total	57,668,493	-
Long-Short Fund
Common Stocks*	1,736,275,343	-
Registered Investment Companies	324,265,270	-

Total	2,060,540,613	-
Research Opportunities Fund
Common Stocks*	21,690,491	-
Corporate Bond*	-	111,938
Registered Investment Company	2,425,207	-

Total	24,115,698	111,938

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 37

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Financial Long-Short Fund
Preferred Stock*	141,901	-
Common Stocks*	8,583,693	-
Corporate Bonds*	-	246,788
Registered Investment Company	965,154	-

Total	9,690,748	246,788
Strategic Income Fund
Collateralized Debt Obligations	-	972,671
Preferred Stocks*	1,124,525	60,920
Corporate Bonds*	-	152,730,798
Registered Investment Company	16,794,458	-

Total	17,918,983	153,764,389

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	(287,250,205)	-
Exchange Traded Fund	(29,190,928)	-

Total	(316,441,133)	-
Research Opportunities Fund
Common Stocks*	(1,399,156)	-
Financial Long-Short Fund
Common Stocks*	(627,322)	-

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Diamond Hill Capital Management, Inc. to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with Citibank, N.A. (“Citibank”), Citibank is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, the Funds pay Citibank 15% of the net securities lending income plus any costs and other charges incurred by each Fund with Citibank to be paid as credits. The securities lending income is first used to offset custody and accounting fees for each Fund and any remaining amount is paid to each Fund as securities lending income.

Page 38	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

As of June 30, 2012, the value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$102,018,762	$102,202,011
Small-Mid Cap Fund	16,467,449	16,481,184
Large Cap Fund	179,611,554	180,207,753
Select Fund	8,699,601	8,766,875
Long-Short Fund	223,945,349	224,265,270
Research Opportunities Fund	2,425,001	2,425,207
Financial Long-Short Fund	939,135	965,154
Strategic Income Fund	16,123,080	16,794,458

Security transactions — Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through 2011) and have concluded that no provision for income tax is required in their financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 39

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

Investment Transactions

For the six months ended June 30, 2012, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$46,657,852	$58,065,913
Small-Mid Cap Fund	23,133,414	9,471,468
Large Cap Fund	358,666,293	243,645,608
Select Fund	11,749,231	8,986,232
Long-Short Fund	475,115,548	436,943,139
Research Opportunities Fund	12,937,551	3,625,253
Financial Long-Short Fund	2,242,830	2,765,953
Strategic Income Fund	39,684,791	22,473,398

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. No portion of the commissions paid during the period was used to purchase so-called “soft dollar” services as defined in Section 28(e) of the Securities Exchange Act of 1934. The Funds paid the following commissions during the six months ended June 30, 2012:

	Total Commissions	Total Commissions Used to Pay for Soft Dollars Services	Commissions as a % of Average Net Assets
Small Cap Fund	$162,426	$-	0.02%
Small-Mid Cap Fund	36,169	-	0.05
Large Cap Fund	376,668	-	0.03
Select Fund	14,720	-	0.03
Long-Short Fund	675,368	-	0.03
Research Opportunities Fund	12,033	-	0.07
Financial Long-Short Fund	5,771	-	0.06
Strategic Income Fund	-	-	0.00

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.55%, 0.70%, 0.90%, 1.00%, 1.00% and 0.50% of the Fund’s average daily net assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.25% for Class A Shares, Class C Shares and Class I Shares and 0.10% for Class Y shares of each class’ average daily net assets. Prior to February 29, 2012, the fees paid by Class A shares, Class C shares and Class I shares were paid at an annual rate of 0.26%, 0.26% and 0.24% of each class’ average daily net assets, respectively. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, fund accounting, custody, brokerage, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I and Class Y shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM. Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

Page 40	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, the Distributor received the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$7,447
Small-Mid Cap Fund	1,161
Large Cap Fund	11,369
Select Fund	215
Long-Short Fund	8,142
Research Opportunities Fund	-
Financial Long-Short Fund	1,119
Strategic Income Fund	1,902

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the six months ended June 30, 2012 as follows:

Small Cap Fund	$550
Small-Mid Cap Fund	273
Large Cap Fund	4,350
Select Fund	-
Long-Short Fund	1,115
Research Opportunities Fund	-
Financial Long-Short Fund	74
Strategic Income Fund	427

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Collectively, the Independent Trustees were paid $85,500 in fees during the six months ended June 30, 2012.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets, as items such as short-term capital gains are treated as ordinary income for tax purposes.

The tax character of distributions paid during 2011 was as follows:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
	2011	2011	2011	2011
Distributions paid from:
Ordinary income	$1,610,834	$40,001	$15,630,464	$305,600
Long-term capital gains	27,669,675	1,859,946	-	-

Total distributions	$29,280,509	$1,899,947	$15,630,464	$305,600

	Long-Short Fund	Financial Long-Short Fund	Strategic Income Fund
Distributions paid from:
Ordinary income	$2,198,228	$34,749	$8,535,229

Total distributions	$2,198,228	$34,749	$8,535,229

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 41

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

The following information is computed on a tax basis for each item as of December 31, 2011:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Tax cost of portfolio investments	$667,737,465	$63,363,940	$1,153,668,469	$43,216,606

Gross unrealized appreciation	113,481,471	9,355,819	160,441,714	5,929,057
Gross unrealized depreciation	(61,354,106)	(3,761,291)	(11,143,071)	(2,410,093)

Net unrealized appreciation	52,127,365	5,594,528	149,298,643	3,518,964
Undistributed ordinary income	469,137	47,075	3,375,715	472,840
Undistributed capital gains	1,039,939	-	-	-
Capital loss carryforwards	-	-	(61,958,289)	(488,344)
Qualified Late Year Capital Losses deferred	-	(86,614)	-	(104,398)

Accumulated earnings	$53,636,441	$5,554,989	$90,716,069	$3,399,062

	Long-Short Fund	Financial Long-Short Fund	Strategic Income Fund
Tax cost of portfolio investments	$1,099,563,910	$8,241,992	$147,442,171

Gross unrealized appreciation	337,841,589	1,034,823	5,927,941
Gross unrealized depreciation	(92,420,874)	(1,353,962)	(4,081,702)

Net unrealized appreciation (depreciation)	245,420,715	(319,139)	1,846,239
Undistributed ordinary income	6,308,984	-	189,865
Capital loss carryforwards	(608,395,679)	(13,835,471)	(17,486,599)
Qualified Late Year Capital Losses deferred	-	(100,593)	-

Accumulated deficit	$(356,665,980)	$(14,255,203)	$(15,450,495)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the latest tax year ended December 31, 2011, the following Funds had capital loss carry forwards (“CLFCs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that are not subject to expiration must be utilized before those that are subject to expire.

CLCFs subject to expiration:

	Amount	Expires December 31,
Large Cap Fund	$20,679,102	2016
	41,279,187	2017

	$61,958,289

Select Fund	$488,344	2017

Long-Short Fund	$101,454,175	2016
	417,551,311	2017
	69,177,097	2018

	$588,182,583

Financial Long-Short Fund	$7,295,343	2016
	6,540,128	2017

	$13,835,471

Strategic Income Fund	$12,138,231	2016
	5,271,854	2017

	$17,410,085

Page 42	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

June 30, 2012 (Unaudited)

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Long-Short Fund	$20,213,096	$-	$20,213,096
Strategic Income Fund	-	76,514	76,514

As of the latest tax year ended December 31, 2011, Large Cap Fund, Select Fund and Financial Long-Short Fund utilized $13,197,470, $905,868 and $498,301, respectively, of CLCFs.

The Funds also elected to defer until their subsequent tax year capital losses incurred after October 31, 2011. The CLCFs and “Qualified Late Year Capital Loses” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net CLCFs will be determined at the end of the current tax year.

As of June 30, 2012, the Funds’ federal tax cost of investment securities and net unrealized appreciation (depreciation) were as follows:

Fund	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Fund	$719,166,569	$127,399,723	$(52,429,335)	$74,970,388
Small-Mid Cap Fund	92,822,750	10,000,244	(2,373,734)	7,626,510
Large Cap Fund	1,464,472,120	172,701,289	(23,375,410)	149,325,879
Select Fund	53,819,355	5,817,943	(1,968,805)	3,849,138
Long-Short Fund	1,806,480,715	300,367,195	(46,307,297)	254,059,898
Research Opportunities Funs	23,015,817	1,841,328	(629,509)	1,211,819
Financial Long-Short Fund	9,423,235	1,417,060	(902,759)	514,301
Strategic Income Fund	167,334,456	7,546,612	(3,197,696)	4,348,916

Line of Credit

The Trust has entered into an uncommitted short-term, demand note line of credit agreement with Citibank, N.A. Under the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. There were no loans outstanding for the period.

Subsequent Events

The Funds evaluated events from June 30, 2012 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 43

Diamond Hill Funds

Other Items

June 30, 2012

(Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Trustee Approval of Investment Advisory Agreements

The Trustees of Diamond Hill Funds (the “Trust”), at a regularly scheduled meeting on May 8, 2012, by a unanimous vote, approved the Management Agreements between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”). The Trustees discussed the following factors, on a Fund-by-Fund basis, in connection with the Trust’s Management Agreements (“investment advisory agreements”):

a)

The nature, extent and quality of the services provided by the Adviser under the investment advisory agreements, including a review of the investment advisory agreements themselves, the services provided thereunder, the fee formula, fees paid, expenses assumed and termination provisions. The Trustees reviewed the trailing five year performance history of each applicable fund as of March 31, 2012, noting that five of the seven funds beat their benchmark and that three Funds ranked in the 1st quartile of their respective peer group, one ranked in the 2nd quartile and four in the 3rd quartile. The Trustees also noted that the Adviser continued to invest significant resources in its investment team, by growing its research team to 18 associates over the last seven years to help enhance the delivery of portfolio management services to the Funds.

b)	The reasonableness of the investment advisory fees, with the Trustees noting that the contract rates under the investment advisory agreements as of March 16, 2012 were below the average rates of comparable funds within each Fund’s respective peer group.

c)	The reasonableness of the total expenses, with the Trustees noting that the total expenses of each class of shares of each of the Funds were below the average total expenses of comparable funds within each Fund’s respective peer group.

d)	With limited exceptions, investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges to its other similarly managed accounts (i.e. hedge funds and separate accounts).

e)	The reasonableness of each Fund’s profitability to the Adviser, including the Adviser’s methodology for calculating its profitability, with the Trustees noting that the Adviser’s pre-tax profit margin on the investment advisory agreements of each Fund represented a fair and entrepreneurial profit for managing the Fund. The Trustees also noted the Adviser (who is also the Administrator) has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of the economies of scale realized by the Administrator.

f)	The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, with the Trustees noting that the current asset size of the Funds, the current advisory fee for each Fund, and other relevant factors did not warrant additional consideration of fee breakpoints for the Funds at the current time.

Page 44	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Other Items

June 30, 2012

(Unaudited) (Continued)

g)	The ancillary benefits received by the Adviser as a result of its relationship with the Funds. The Trustees considered that the Adviser is the Administrator to the Funds (under the Administration Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees noted that the Adviser also has the ability to leverage services to other affiliated and non-affiliated funds. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of C Shares of the Funds.

Having considered (1) the nature, extent and quality of the services provided by the Adviser under the investment advisory agreements, including long-term performance, (2) the reasonableness of the investment advisory fees compared to those paid by comparable mutual funds, (3) the reasonableness of the total expenses compared to those paid by comparable mutual funds, (4) the reasonableness of fees charged to other similar clients of the Adviser, (5) the reasonableness of each Fund’s profitability to the Adviser under each investment advisory agreement, (6) the extent to which economies of scale could and should be shared by the Adviser with the Funds, and (7) the ancillary benefits received by the Adviser, as discussed more fully above, the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 45

Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investments at Beginning of Period

(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may be apply, such as fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at January 1, 2012 and held for the entire period from January 1, 2012 through June 30, 2012.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,042.50	1,018.40	6.60	6.52	1.30
Class C	1,000.00	1,000.00	1,038.40	1,014.67	10.39	10.27	2.05
Class I	1,000.00	1,000.00	1,044.30	1,019.64	5.34	5.27	1.05
Class Y**	1,000.00	1,000.00	1,044.70	1,020.16	4.53	4.47	0.90
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,047.00	1,018.60	6.41	6.32	1.26
Class C	1,000.00	1,000.00	1,043.40	1,014.87	10.21	10.07	2.01
Class I	1,000.00	1,000.00	1,048.40	1,019.89	5.09	5.02	1.00
Class Y**	1,000.00	1,000.00	1,049.20	1,020.41	4.28	4.22	0.85
Large Cap Fund
Class A	1,000.00	1,000.00	1,036.10	1,019.59	5.37	5.32	1.06
Class C	1,000.00	1,000.00	1,033.20	1,015.86	9.15	9.07	1.81
Class I	1,000.00	1,000.00	1,038.00	1,020.89	4.05	4.02	0.80
Class Y**	1,000.00	1,000.00	1,038.60	1,021.39	3.26	3.23	0.65
Select Fund
Class A	1,000.00	1,000.00	1,038.20	1,018.85	6.13	6.07	1.21
Class C	1,000.00	1,000.00	1,034.70	1,015.12	9.92	9.82	1.96
Class I	1,000.00	1,000.00	1,039.30	1,020.14	4.82	4.77	0.95
Class Y**	1,000.00	1,000.00	1,040.30	1,020.61	4.06	4.02	0.81
Long-Short Fund
Class A	1,000.00	1,000.00	1,026.30	1,016.16	8.82	8.77	1.75
Class C	1,000.00	1,000.00	1,022.90	1,012.43	12.57	12.51	2.50
Class I	1,000.00	1,000.00	1,028.40	1,017.45	7.51	7.47	1.49
Class Y**	1,000.00	1,000.00	1,028.90	1,018.00	6.69	6.65	1.34

Page 46	Diamond Hill Funds Semi-Annual Report June 30, 2012

Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investments at Beginning of Period

(Unaudited) Continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Research Opportunities Fund
Class A**	1,000.00	1,000.00	1,065.10	1,016.38	8.48	8.28	1.67
Class C**	1,000.00	1,000.00	1,061.40	1,012.74	12.22	11.93	2.41
Class I**	1,000.00	1,000.00	1,066.90	1,017.61	7.22	7.05	1.42
Class Y**	1,000.00	1,000.00	1,067.50	1,018.34	6.46	6.30	1.27
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,131.30	1,015.96	9.49	8.97	1.79
Class C	1,000.00	1,000.00	1,126.50	1,012.23	13.43	12.71	2.54
Class I	1,000.00	1,000.00	1,133.70	1,017.21	8.17	7.72	1.54
Strategic Income Fund
Class A	1,000.00	1,000.00	1,052.50	1,019.79	5.21	5.12	1.02
Class C	1,000.00	1,000.00	1,048.90	1,016.06	9.02	8.87	1.77
Class I	1,000.00	1,000.00	1,053.80	1,021.08	3.88	3.82	0.76
Class Y**	1,000.00	1,000.00	1,053.60	1,021.59	3.08	3.03	0.61

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	For the period from January 3, 2012 (Commencement of Operations) through June 30, 2012.

You can find more information about the Fund's expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 47

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Page 48	Diamond Hill Funds Semi-Annual Report June 30, 2012

NOTICE OF PRIVACY POLICY FOR DIAMOND HILL FUNDS

We value you as a shareholder and take your personal privacy seriously. In order to enhance our ability to provide you with the best service possible, Diamond Hill Funds (referred to as “we” or “us” or the “Funds”) collect, use and share certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information.

SAFEGUARDING PRIVACY

Diamond Hill Funds maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information. In addition, we require service providers to the Funds to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms, such as your name, address, date of birth, social security number and investment information;

•	Information about your transactions and experiences with us, such as your account balance, transaction history and investment selections; and

•	Information you supply in written, telephonic or electronic communications with the Funds or service providers to the Funds.

INFORMATION WE SHARE

We may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. We also may disclose non-public personal information as otherwise permitted by law.

QUESTIONS?

Questions regarding this policy may be directed to: 888-226-5595

Diamond Hill Funds Semi-Annual Report June 30, 2012	Page 49

325 John H. McConnell Blvd., Suite 200

Columbus, Ohio 43215

614.255.3333

www.diamond-hill.com

Investment Adviser

Diamond Hill Capital Management, Inc.

Distributor

BHIL Distributors, Inc.

For additional information, call:

Diamond Hill Funds

TOLL FREE 888.226.5595

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certificationsrequired by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certificationrequired by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Diamond Hill Funds

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date     September 05, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date     September 05, 2012

By (Signature and Title)	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer

Date     September 05, 2012